                                                                    EXHIBIT 10.5


                           TRIPLE-NET BUILDING LEASE
                            BASIC LEASE INFORMATION

DATE OF LEASE:             December 1, 1999

LANDLORD:                  M. RICHARD GIFFRA, ARTHUR A. GIFFRA, RENA GIFFRA and
                           THELMA ANN CUNEO MELTZER as tenants in common, doing
                           business as GIFFRA RANCH

LANDLORD'S ADDRESS:        Giffra Ranch
                           240 Grand Avenue
                           South San Franciso, CA 94080-3707

TENANT: MOLECULAR DYNAMICS, a Delaware corporation, a wholly owned subsidiary of Amersham Pharmacia
                           Biotech, Inc., a Delaware corporation

TENANT'S ADDRESS:          928 East Arques Avenue, Sunnyvale, California

PREMISES:                  The entire buildings located at 928-930 East Arques
                           Avenue, Sunnyvale, California, consisting of
                           approximately 82,602 square feet.

TERM
COMMENCEMENT DATE:         December 1, 1999

TERM
EXPIRATION DATE:           January 31, 2006

OPTION(S) TO RENEW:        Two (2) five (5) year options.

BASE RENT:                 December 1, 1999 to January 31, 2001:  $89,210.16
                                                                   per month

                           February 1, 2001 to January 31, 2002:  $140,423.40
                                                                   per month

                           February 1, 2002 to January 31, 2006:   Adjusted
                                                                   February 1,
                                                                   2002 and
                                                                   every year
                                                                   thereafter
                                                                   per Section
                                                                   3.4 herein
                                                                   (including
                                                                   any extended
                                                                   term).

SECURITY DEPOSIT:         $89,210.16 (subject to increase, see Section 5.14)

GUARANTOR:                Amersham Pharmacia Biotech, Inc., a Delaware
                          corporation

LANDLORD'S BROKER:        None.

TENANT'S BROKER:          None.


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                               TABLE OF CONTENTS
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
ARTICLE 1. DEFINITIONS...........................................................     1
               1.1 Definitions...................................................     1

ARTICLE 2. Premises..............................................................     2
               2.1 Lease.........................................................     2
               2.2 Acceptance of Premises........................................     2
               2.3 Reservation of Rights.........................................     2

ARTICLE 3. TERM, USE AND RENT....................................................     2
               3.1 Term..........................................................     2
               3.2 Use...........................................................     2
               3.3 Base Rent.....................................................     2
               3.4 Adjustment of Base Rent.......................................     2
               3.5 Net Lease.....................................................     3
               3.6 Option to Extend..............................................     3

ARTICLE 4. LANDLORD'S COVENANTS..................................................     4
               4.1 Landlord's Services & Repair Obligations......................     4
               4.2 Peaceful Enjoyment............................................     4

ARTICLE 5. TENANT'S COVENANTS....................................................     4
               5.1 Utilities; Payments by Tenant.................................     4
               5.2 Real and Personal Property Taxes..............................     5
               5.3 Repairs by Tenant.............................................     6
               5.4 Assignment or Sublease........................................     6
               5.5 Fixtures and Equipment........................................     8
               5.6 Alterations, Additions and Improvements.......................     8
               5.7 Compliance With Laws and Insurance Standards..................     9
               5.8 No Nuisance; No Overloading...................................    10
               5.9 Furnishing of Financial Statements; Tenant's Representations..    10
               5.10 Entry by Landlord............................................    10
               5.11 Subordination, Nondisturbance and Attornment.................    10
               5.12 Estoppel Certificate.........................................    10
               5.13 Surrender....................................................    11
               5.14 Security Deposit.............................................    11
               5.15 Tenant's Remedies............................................    12
               5.16 Rules and Regulations........................................    12

ARTICLE 6. ENVIRONMENTAL MATTERS.................................................    12
               6.1 Hazardous Materials...........................................    12
               6.2 Right of Entry................................................    14
               6.3 Notice to Landlord............................................    14

ARTICLE 7. INSURANCE, INDEMNITY, CONDEMNATION, DAMAGE AND DEFAULT................    14
               7.1 Tenant's Liability Insurance..................................    14
               7.2 Tenant's Additional Insurance Requirements....................    15
               7.3 Indemnity and Exoneration.....................................    16
               7.4 Waiver of Subrogation.........................................    17
               7.5 Condemnation..................................................    17
               7.6 Damage or Destruction.........................................    18
               7.7 Default by Tenant.............................................    19

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                               TABLE OF CONTENTS


ARTICLE 8.  MISCELLANEOUS MATTERS ...........................................23
                    8.1  Brokers ............................................23
                    8.2  No Waiver ..........................................23
                    8.3  Holding Over .......................................23
                    8.4  Transfers by Landlord ..............................23
                    8.5  Attorneys' Fees ....................................23
                    8.6  Termination; Merger ................................24
                    8.7  Amendments; Interpretation .........................24
                    8.8  Severability .......................................24
                    8.9  Notices ............................................24
                    8.10 Force Majeure ......................................24
                    8.11 Independent Covenants ..............................24
                    8.12 Successors and Assigns .............................24
                    8.13 Further Assurances .................................25
                    8.14 Incorporation of Prior Agreements ..................25
                    8.15 Applicable Law .....................................25
                    8.16 Time of the Essence ................................25
                    8.17 No Joint Venture ...................................25
                    8.18 Authority ..........................................25
                    8.19 Offer ..............................................25
                    8.20 Exhibits; Addenda ..................................25
                    8.21 Nondisclosure ......................................25
                    8.22 Arbitration ........................................25
                    8.23 Waiver of California Code Sections .................26
                    8.24 Waiver of Right to Jury Trial ......................26

                                   LEASE

THIS LEASE is entered into as of the date hereof between Landlord and Tenant.

ARTICLE 1. DEFINITIONS.

1.1 Definitions. Terms used herein shall have the following meanings:

    (a) "ADDITIONAL RENT" shall mean any and all monetary obligations of Tenant under this Lease other than the obligation for payment of Base Rent.

    (b) "BASE RENT" shall mean the sums due from time to time as rental for the Premises as shown in the Basic Lease Information.

    (c) "BUILDINGS" shall mean the buildings and other improvements associated therewith located upon Premises.

    (d) "EVENT OF DEFAULT" shall have the meaning set forth in Section 7.7 herein.

    (e) "LANDLORD" shall mean the then current owner of the Premises.

    (f) "LANDLORD'S BROKER" shall mean the individual or corporate broker, if any, identified on the Basic Lease Information sheet as the broker for Landlord.

    (g) "PREMISES" shall mean the Premises more particularly shown on the attached Exhibit A, but shall exclude the use of the surface of the roof except for access to perform HVAC maintenance pursuant to Section 5.3 herein. In the event that the square footage of the Premises is modified in any way due to work performed at the Premises, the parties will execute an amendment to this Lease containing a revised Exhibit A depicting the modified square footage.

    (h) "PERMITTED USE" shall mean the development, manufacture, marketing and sale of life science equipment and related components, general office use, and other uses reasonably related thereto. In no event shall Permitted Use include
(a) offices or agencies of any foreign government or political subdivision thereof; (b) offices of any agency or bureau of any state, county or city government; (c) offices of any health care professionals; (d) schools or other training facilities; (e) communications firms such as radio and/or television stations.

    (i) "RENT" shall mean Base Rent plus Additional Rent.

    (j) "SECURITY DEPOSIT" shall mean the amount, if any, to be paid by Tenant to Landlord and held and applied pursuant to Section 5.14.

    (k) "TENANT'S BROKER" shall mean the individual or corporate broker, if any, identified on the Basic Lease Information sheet as the broker for Tenant.

    (l) "TERM OR LEASE TERM" shall mean the period commencing with the Term Commencement Date and ending at midnight on the Term Expiration Date.

    (m) "TERM COMMENCEMENT DATE" shall mean the date set forth in the Basic Lease Information.

    (n) "TERM EXPIRATION DATE" shall mean the date set forth in the Basic Lease Information.

    (o) OTHER TERMS. Other terms used in this Lease and on the Basic Lease Information sheet shall have the meanings given to them herein and thereon.


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ARTICLE 2. PREMISES.

2.1 Lease. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises upon all of the terms, covenants and conditions set forth in this Lease.

2.2 Acceptance of Premises. Tenant acknowledges that prior to the Term Commencement Date, it was in possession of the Premises as an existing tenant. As a result of such existing possession, Tenant accepts the Premises in its "AS-IS" condition existing on the effective date of this Lease, subject to all matters of record and applicable laws, ordinances, rules and regulations. Tenant acknowledges that neither Landlord nor any of Landlord's agents or representatives has agreed to undertake any alterations or additions or to perform any maintenance or repair of the Premises except as provided herein.

2.3 Reservation of Rights. Landlord shall have access to the Premises during the Term during normal business hours and upon reasonable notice to inspect the Premises or to show the Premises to prospective buyers of Landlord's interest in the Premises, and during the last year of the Term to prospective tenants. Landlord's access hereunder shall not unreasonably interfere with Tenant's business operations.

ARTICLE 3. TERM, USE AND RENT.

3.1 Term. The Term shall commence upon the Term Commencement Date, and shall continue in full force for the Term.

3.2 Use. Tenant shall use the Premises solely for the Permitted Use and for no other use or purpose without Landlord's prior written consent. Tenant's Permitted Use is not prohibited by the Rules and Regulations.

3.3  Base Rent.

     (a) Tenant shall pay the Base Rent to Landlord in accordance with the schedule set forth on the Basic Lease Information sheet and in the manner described below. Tenant shall pay the Base Rent in monthly installments on or before the first day of each calendar month during the Term and any extensions or renewals thereof, in advance without demand and without any reduction, abatement, counterclaim or setoff, in lawful money of the United States, at Landlord's address specified on the Basic Lease Information sheet or at such other address as may be designated by Landlord in the manner provided for giving notice under Section 8.9 hereof. In the event that the square footage of the Premises is increased or decreased, the Base Rent shall be adjusted in proportion to such increase or decrease.

     (b) If the Term commences on other than the first day of a month, then the Base Rent provided for such partial month shall be prorated based upon a thirty (30) day month and the prorated installment shall be paid on the first day of the calendar month next succeeding the Term Commencement Date together with the other amounts payable on that day. If the Term terminates on other than the last day of a calendar month, then the Base Rent provided for such partial month shall be prorated based upon a thirty (30) day month and the prorated installment shall be paid on the first day of the calendar month in which the date of termination occurs.

3.4 Adjustment of Base Rent. The Base Rent shall be adjusted at the intervals set forth in the Basic Lease Information, including any extended term pursuant to Section 3.6 herein, in an amount equal to the percentage change in the Consumer Price Index for All-Urban Consumers, San Francisco-Oakland Area as published by United States Department of Labor (the "CPI"), provided that in no event shall the Base Rent be adjusted by less than three percent (3%) per year, or more than seven percent (7%) per year. The adjustment shall be calculated as provided in this Section. The base index for the first adjustment to be made hereunder shall be the CPI published nearest in time to the Term Commencement Date. For all succeeding adjustments of Base Rent, the base index shall be the "adjustment index", as defined herein, utilized for the immediately preceding adjustment of rent. The "adjustment index" shall be the most recent CPI available thirty (30) days prior to the adjustment date. Approximately thirty
(30) days prior to each


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adjustment date, Landlord will send Tenant written notice of the adjustment of rent, calculated by multiplying the then existing Base Rent by a fraction, the numerator of which is the adjustment index, and denominator of which is the base index. Failure by Landlord to provide Tenant with notice of an adjustment of Base Rent shall not constitute a waiver of Landlord's right to require such adjustment(s) as of the date(s) when such adjustments could have been made hereunder. In the event that Landlord provides Tenant with a notice of increase of Base Rent after an adjustment date, the full amount of all accumulated rent which would have been paid if notice had been given prior to the adjustment date shall be payable within thirty (30) days of Landlord's written request. In the event that the United States Department of Labor ceases publishing the CPI, then Landlord may replace the CPI with such other successor index as Landlord may reasonably select.

3.5 Net Lease. The parties understand and agree that this is an absolute net lease, and that Landlord shall receive the Rent without deduction therefrom on any account whatsoever with respect to the Premises. Except as expressly provided herein, there shall be no abatement, diminution or reduction of the Rent herein reserved to Landlord on account of any inconvenience, interruption or cessation of Tenant's use of the Premises except as caused by the gross negligence or willful misconduct of Landlord.

3.6 Option to Extend. Tenant may extend this Lease for a two (2) five (5) year extended terms by giving Landlord written notice of its intention to do so no more than one (1) year and no less than nine (9) months prior to the expiration of the preceding Lease Term; provided, however, that Tenant is not in default beyond the applicable cure period under the Lease on the date of giving such notice or on the date of commencement of the extended term. In the event that Tenant is in material default (but not beyond the applicable cure period) at the time of giving notice to Landlord of its intention to extend the term, at Landlord's option such notice shall not be effective until the default has been cured. For purposes of this Section, any monetary default shall be deemed material. The extended term shall be upon all of the terms and conditions of this Lease, except that the following rights of Tenant during the initial Lease Term shall not apply during such option period: (a) any right to rent-free possession, (b) any right to further extend the term of the Lease beyond the extended term set forth hereinabove, and (c) any right to continue to pay the same Base Rent. Landlord and Tenant hereby acknowledge and agree that the Base Rent during the extended term shall be equal to the "FAIR MARKET RENTAL" for the Premises, as determined in accordance with this Section, except that in no event shall the Base Rent for the extended term be less than the Base Rent payable at the end of the initial Lease Term. The parties shall have until the date that is five (5) months prior to the date that the original Term, will expire in order to agree on Base Rent during the extended term. If the parties agree on the Base Rent for the extended term during that period, they shall immediately execute an amendment to this Lease stating the Base Rent. If the parties are unable to agree on Base Rent for the extended term during that period, then the Fair Market Rental shall be established by appraisal. Landlord and Tenant shall each appoint one appraiser at least four (4) months prior to the expiration of the original Term; provided, however, that if either party fails to designate an appraiser within the time period specified, then the appraiser who is designated shall conclusively determine the Fair Market
Rental. If two (2) appraisers are designated, then the two appraisers shall mutually select and agree upon a third appraiser within fourteen (14) calendar days. The third appraiser shall then prepare a written appraisal report that shall conform with the standards of professional practice of the American Institute of Real Estate Appraisers. The third appraiser shall be unrelated to, and shall have never been employed by Landlord or Tenant or any entity related to either party. If the two appraisers reasonably cannot agree upon a third appraiser, then either party hereunder may request that the Presiding Judge of the Santa Clara County Superior Court appoint such third appraiser. The Fair Market Rental shall be equal to the amount designated by the third appraiser and each of the parties shall be bound thereby. Each party shall bear the cost of the appraiser appointed by it and the parties shall share equally in the cost of the third appraiser. No person shall be appointed or designated an appraiser unless he or she is (i) an independent appraiser who is a currently certified member of the American Institute of Real Estate Appraisers (with MAI designation) and unless he or she has at least five (5) years' experience as an appraiser, including at least one year in Santa Clara County, or (ii) a real estate broker with a minimum of at least ten (10) years' experience in leasing of commercial space in the vicinity of the Premises. Landlord and Tenant intend that the "Fair Market Rental" shall be deemed to be the rent per square foot of rentable area of space that is then being charged for space located in buildings that are comparable in quality and offer similar amenities


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
to the Premises and for leases of a similar term. In the event that the Fair Market Rental is not established before the commencement of the extended term, Tenant shall for the first two (2) months of such extended term continue to pay the Base Rent in effect as of the end of the original term; when the Fair Market Rental has been established, the new Base Rent shall be retroactively effective as of the beginning of the extended term, and Tenant shall pay Landlord any deficiency within thirty (30) days after receipt of notice from Landlord of the establishment of the new Base Rent.

ARTICLE 4.  LANDLORD'S COVENANTS.

4.1 Landlord's Services & Repair Obligations. Landlord shall be responsible for repairing and/or replacing at Landlord's sole cost and expense the roof, roof membrane, structural supports and any latent defects of the Buildings, unless damage thereto is caused by Tenant or Tenant's employees, agents, guests or invitees, in which event any costs arising from such damage shall be Tenant's sole responsibility. Except for the foregoing, Tenant is accepting the Premises in its As-Is condition and assumes full and sole responsibility for the condition, operation, maintenance, repair and replacement of the Premises. Except as provided herein and in Section 7.6, Landlord shall have no obligation whatsoever to maintain, repair or replace the Premises or provide services to Tenant. Tenant acknowledges that Landlord will have no obligation to provide any security for the Premises, which shall be Tenant's sole obligation. The parties intend that the terms of this Lease shall govern their respective maintenance and repair obligations. Tenant expressly waives the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to such obligations or which affords Tenant the right to make repairs at the expense of Landlord or terminate this Lease by reason of the condition of the Premises or any needed repairs. Notwithstanding the foregoing, Landlord shall have the right, but not the obligation, to undertake works of maintenance, repair or replacement which Tenant is required to perform under this Lease and which Tenant fails or refuses to perform within thirty (30) days of Landlord's notice to Tenant requesting Tenant to perform such work, except for emergency repairs which Landlord may perform at Tenant's expense upon 24 hours notice. Tenant shall reimburse Landlord upon demand, as Additional Rent, for all costs incurred by Landlord in performing any such repair for the account of Tenant, together with an amount equal to ten percent (10%) of such costs to reimburse Landlord for its administration and managerial effort. Any dispute between Landlord and Tenant with respect to either party's repair obligations shall be resolved pursuant to the terms of Section 8.22 hereof.

4.2 Peaceful Enjoyment. Landlord covenants with Tenant that upon Tenant paying the Rent and all other charges required under this Lease and performing all of Tenant's covenants and agreements herein contained, Tenant shall peacefully have, hold and enjoy the Premises subject to all of the terms of this Lease. This covenant and the other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only during its or their respective ownership of the Premises and of the landlord's interest hereunder.

ARTICLE 5.  TENANT'S COVENANTS.

5.1 Utilities; Payments by Tenant. Tenant shall be solely responsible for the payment of all charges for electricity, gas, water, telephone service, refuse pick-up and all other utilities or services of any type or nature supplied or furnished to the Premises, including security service, which shall be Tenant's sole responsibility. All such charges shall be billed directly to Tenant, and Tenant shall pay all such charges directly to the charging authority. No failure or interruption of any such utilities or services shall entitle Tenant to terminate this Lease or to withhold Rent, unless such interruption is caused by Landlord's direct actions (and not omissions) on the Premises. Tenant shall pay Rent at the times and in the manner provided in this Lease. All obligations of Tenant hereunder to make payments to Landlord shall constitute Rent and failure to pay the same when due shall give rise to the rights and remedies provided for in Section 7.7.

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

5.2 Real and Personal Property Taxes.

     (a) Tenant shall be responsible for, and shall pay prior to delinquency, all taxes or governmental service fees, possessory interest taxes, fees or charges in lieu of any such taxes, capital levies, and any other charges imposed upon, levied with respect to, or assessed against Tenant's personal property, and on its interest pursuant to this Lease, and all Real Property Taxes which shall be levied or assessed against all or any portion of the Premises. The payment of such personal property taxes and Real Property Taxes shall be Additional Rent hereunder. Tenant shall, upon Landlord's written request, directly pay the amount of such Real Property Taxes to the tax collector at least ten (10) days prior to delinquency and provide Landlord with evidence of such payment; or shall reimburse Landlord for Landlord's payment of Real Property Taxes within ten (10) days of Landlord's written request.

     (b) "Real Property Taxes" shall include any and all taxes and assessments imposed, levied or assessed against the Premises, or any portion thereof, including any reassessment thereof at any subsequent time and including any transaction privilege tax, whether such taxes are measured in whole or in part by the value of the Premises or by the amount of any rent paid to Landlord under this Lease for the use and occupancy thereof. Real Property Taxes shall include the amount of any surtax or deferred tax which is imposed, levied or assessed either at the time of any transfer or assignment of the Premises by Tenant, or any interest therein, or upon the occurrence of any other event, which surtax or deferred tax is imposed, levied or assessed for the purpose of recapturing any Real Property Taxes, (i) the imposition, levy or assessment of which had been previously deferred, and (ii) which would have, but for such deferral, been previously imposed or levied upon or assessed against the Premises or any portion thereof; provided, however, that Tenant's share of such deferred taxes shall be prorated to cover only the period of time within the tax fiscal year for such deferred taxes during which this Lease was in effect. Real Property Taxes shall be liberally construed so that Tenant shall pay not only any and all Real Property Taxes imposed or levied upon or assessed against the Premises under the law existing as of the date of execution of this Lease, but any and all other taxes (collectively "In Lieu Taxes") which may hereafter be imposed, levied or assessed, in conjunction with, in lieu of, as an alternative to, as an offset against or as the result of any deferral of any such Real Property Taxes and any other special, unforeseen or extraordinary taxation, however described, relating to the Premises. Tenant shall be responsible for the payment of any Real Property Taxes applicable to the Term, regardless of whether such assessment occurs during or after the Term. The foregoing notwithstanding, Real Property Taxes shall not include (i) Landlord's federal, state or local income taxes or inheritance, gift and estate, taxes, or (ii) any transfer fee or tax arising from a sale or transfer of the Premises by Landlord.

     (c) Any Real Property Taxes for the first and last years of the Term shall be prorated between the parties. With respect to any assessment which may be levied upon the Premises and which under the laws then in force may be evidenced by bonds payable in installments, the computation of the tax payable by Tenant hereunder shall be limited to the installments payable during the Term.

     (d) Notwithstanding any thing to the contrary herein contained, if the impounding of tax payments is required by any lender of Landlord, or upon the occurrence of any Event of Default, Landlord may elect to require Tenant to pay Real Property Taxes in accordance with the provisions of this Section 5.2(d). Beginning at the Commencement Date and prior to the commencement of each calendar year thereafter, Landlord shall furnish to Tenant a statement setting forth the estimated Real Property Taxes to be levied against the Premises for the immediately succeeding calendar year or fraction thereof. Tenant shall pay such estimated Real Property Taxes to Landlord in equal monthly installments which shall be made concurrently with the payment of each installment of Base Rent. Within 60 days after the end of each calendar year or fraction thereof, or within 60 days of any reassessment, Landlord shall furnish to Tenant a statement in writing, certified by Landlord to correct, showing the actual Real Property Taxes assessed against the Premises during the immediately preceding calendar year or fraction thereof or the applicable calendar year, if there has been a reassessment. At that time an adjustment shall be made between Landlord and Tenant, so that Tenant's payments of Real Property Taxes for the preceding year or fraction thereof shall equal the actual amount of such Real Property Taxes for the same period. Any overpayment by Tenant upon such adjustment shall be credited by Landlord to the monthly installments of estimated

Real Property Taxes next falling due, and any underpayment by Tenant shall be paid to Landlord with the next installment of estimated Real Property Taxes or if the Term has ended, then promptly upon Tenant's receipt of Landlord's statement.

     (e) Either party will have the right, at its cost and expense, to contest the legality, validity or amount of any real property taxes or the assessments upon which same are based by appropriate proceedings prosecuted in good faith. Landlord will be notified of any such contest by Tenant and will cooperate with Tenant and, if required, join Tenant in such proceedings at no cost or expense to Landlord. Such contest may be made in the name of Landlord or Tenant, or both, and if requested by Tenant, Landlord will actively participate in such contest, at Tenant's sole cost and expense. If Landlord obtains a refund of any real property taxes for which Tenant has paid a share, Tenant shall receive a credit against Rent due hereunder in the amount of such refund and any interest received thereon after deducting therefrom the reasonable costs and expenses (including experts and attorney fees) of obtaining such refund. If Tenant obtains a refund of any real property taxes, Tenant will be entitled to the full amount of such refund, provided however that if such refund includes amounts paid by Landlord without reimbursement from Tenant, Tenant will promptly remit to Landlord its share of such refund and any interest received thereon after deducting therefrom the reasonable costs and expenses (including experts and attorney fees) of obtaining such refund.

5.3 Repairs by Tenant. Tenant shall, at all times, at its sole cost and expense, maintain, repair and replace the Premises, including, without limitation, the maintenance, replacement and repair of: all plumbing, fire sprinkler and sewage systems, all ducts, pipes, vents or other parts of the heating, ventilation and air conditioning system ("HVAC"), all electrical and lighting facilities, systems, appliances and equipment including all wiring therein, all floors and ceilings, all exterior and interior walls, doors and windows, all landscaping, pavement, parking areas and sidewalks, and all other fixtures, equipment or other improvements on the Premises, excluding only the roof, roof membrane, structural supports and latent defects of the Buildings to the extent Landlord is required to repair and replace same under Section 4.1 of this Lease. Tenant's responsibility for maintenance and repair shall include all facilities, systems or equipment that are located on or within the floors or walls of the Premises. Tenant shall enter into a service contract, with a contractor approved by Landlord, which provides for the periodic inspection and maintenance of the HVAC equipment no less than every ninety (90) days. Tenant's maintenance of the Premises outside the Buildings shall include, but not be limited to, (a) cleaning and removing rubbish and dirt; (b) cleaning, maintaining, repairing, remarking and replacing paved and unpaved surfaces and curbs (including periodic sealing, re-striping and repaving of the parking area in order to maintain same in the same condition existing as of the Term Commencement Date), cleaning, maintaining and repairing directional and other signs, landscaping, gardening, decorating (permanent or temporary, seasonal or otherwise) maintaining and repairing lighting facilities, drainage systems, and other similar items; (c) maintaining, repairing and replacing utility installations underlying such areas if not maintained or replaced by utility companies; (d) periodic painting and re-painting of the exterior walls of the Buildings; and (e) providing any security services necessary or desirable for the Premises. The facilities and fixtures shall be kept, repaired, maintained, replaced, or supplemented at all times by Tenant in accordance with all governmental requirements and insurance requirements as they may now or hereafter exist, and in all events in a clean, sanitary and orderly condition. Tenant shall be obligated to surrender the Premises upon expiration of the Term in the same condition as on the Term Commencement Date, reasonable wear and tear, taking by condemnation, and damage that is Landlord's responsibility under Section 7.6 and not caused by Tenant, its agents, employees, contractors, invitees and licensees excepted. Tenant shall not commit or allow any waste or damage to be committed in any portion of the Premises. Any dispute between Landlord and Tenant with respect to either party's repair obligations shall be resolved pursuant to the terms of Section 8.22 hereof.

5.4  Assignment or Sublease.

     (a) Tenant shall not voluntarily or by operation of law assign, sublet, mortgage, pledge, encumber or transfer (collectively "TRANSFER") all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent given under and subject to the terms of this Section.

                                       6-

     (b) If Tenant desires to Transfer this Lease or any interest herein or sublet the Premises or any part thereof, Tenant shall give Landlord written notice of such intent. Tenant's notice shall specify the effective date of the proposed Transfer and be accompanied by the name, address, telephone number and current financial statement of the proposed assignee or subtenant ("Transferee"), all financial details of the Transfer, the intended use (including any modification) of the Premises, and exact copies of all of the proposed agreement(s) between Tenant and the Transferee. Tenant shall promptly provide Landlord with (i) such other or additional information or documents reasonably requested by Landlord, and (ii) an opportunity to meet and interview the Transferee, if requested by Landlord. Landlord shall have the option to recapture the space which Tenant wishes to assign or sublet by terminating this Lease for such space or by taking an assignment or a sublease from Tenant. If Landlord does not elect to recapture the space, Landlord's consent to a Transfer shall not be unreasonably withheld. If Landlord does recapture the space, then the liability of Tenant and any guarantor shall cease with respect to the recaptured space.

     (c) Landlord shall have twenty (20) days from the date of Tenant's original notice, or seven (7) days from the date of Landlord's interview with the Transferee and/or receipt of additional information, if requested within the initial twenty (20) day period, within which to notify Tenant in writing whether or not Landlord will permit such Transfer. Landlord's consent to a Transfer shall not be unreasonably withheld, conditioned or delayed. Reasonable grounds for denying consent shall include (i) Transferee's character, reputation, credit history, or business is not consistent with the character or quality of the Premises; (ii) Transferee is either a government agency or an instrumentality of one; (iii) Transferee's intended use of the Premises is inconsistent with the Permitted Use or will materially and adversely affect Landlord's interest; (iv) Transferee's financial condition is or may be inadequate to support the Lease obligations of Transferee under the Transfer documents; (v) Transferee does not intend to occupy the entire Premises and conduct business there for a substantial portion of the term of the Transfer; (vi) the Transferee's anticipated use of the Premises involves the generation, storage, use, treatment, or disposal of Hazardous Material in greater amounts than that by Tenant; or (vii) the Transferee has been required by any prior landlord, lender or governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from Transferee's actions or use of the property in question. Landlord may impose any reasonable condition upon its consent to a Transfer, including but not limited to that the Transferee execute assumption documentation as Landlord shall require. Notwithstanding any other provision in this Lease, Landlord may withhold its consent, in its reasonable discretion, to any proposed Transfer of Tenant's interest in the Premises by way of a mortgage, pledge or other encumbrance.

     (d) In the event Tenant shall request the consent of Landlord to a Transfer hereunder, Tenant shall reimburse Landlord for Landlord's reasonable expenses incurred in connection therewith, including but not limited to reasonable attorneys' fees, regardless of whether Landlord approves such request. Landlord may condition its approval upon the prior payment of such fees and costs. If not otherwise paid, such fees and costs shall be deemed Additional Rent under this Lease and shall be payable within ten (10) days of written request.

     (e) The consent of Landlord to any Transfer shall not constitute a consent to any subsequent Transfer by Tenant or to any subsequent or successive Transfer by the Transferee. Except as set forth herein, such action shall not relieve Tenant or any such other party from liability under this Lease or a sublease.

     (f) Except as set forth herein, no Transfer by Tenant shall relieve Tenant of any obligation under this Lease. In the Event of Default by a Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. Any Transfer which conflicts with the provisions hereof shall be void and, at Landlord's option, shall constitute a default under this Lease.

     (g) In the event Tenant sublets the entire Premises or any part thereof, Tenant shall deliver to Landlord fifty percent (50.00%) of any excess rent within thirty (30) days of Tenant's receipt thereof pursuant to such subletting. As used herein, "EXCESS RENT" shall mean any sums or economic consideration

                                       7-
per square foot of the Premises received by Tenant pursuant to such subletting in excess of the amount of the rent per square foot of the Premises payable by Tenant under this Lease applicable to the part or parts of the Premises so sublet; provided, however, that no such excess rent shall be payable until Tenant shall have recovered therefrom Tenant's reasonable costs incurred in conjunction with such subletting, including tenant improvement costs, brokerage commissions and attorneys fees.

     (h) In the event Tenant assigns this Lease, Tenant shall deliver to Landlord fifty percent (50.00%) of any excess payment within thirty (30) days of Tenant's receipt thereof pursuant to such assignment. As used herein, "EXCESS PAYMENT" shall mean the amount of payment received for such assignment of this Lease in excess of the rent payable by Tenant under this Lease; provided, however, that no excess payment shall be payable until Tenant shall have recovered therefrom Tenant's reasonable costs incurred in conjunction with such assignment, including tenant improvement costs, brokerage commissions and attorneys fees.

     (i) Notwithstanding the other provisions of this Section, if Tenant is a corporation whose stock is publicly traded on a national exchange, the transfer of stock in Tenant on such exchange shall not be considered an assignment, sublease or transfer under the Lease. Tenant shall be permitted to transfer its interest under this Lease to any entity controlled by or under common control with Tenant, provided that such transfer shall not relieve Tenant or any guarantor of any liability hereunder.

5.5 Fixtures and Equipment. Tenant may install or furnish in and to the Premises all furniture, furnishings, business equipment and trade fixtures necessary or desirable for the conduct of its business, provided that Tenant has first obtained any necessary governmental permits or approvals. All such furniture, equipment or fixtures may be removed by Tenant during or upon expiration of the Term, provided that Tenant repairs any damage caused by such removal. Tenant shall not place a load upon any portion of the Buildings exceeding the structural and load-bearing specifications for which the Buildings was designed or which may be allowed by law. Landlord reserves the right to prescribe the weight and position of all heavy equipment and to prescribe the reinforcing necessary, if any, which in the opinion of a professional retained by Landlord may be required under the circumstances, such reinforcing to be at Tenant's expense.

5.6 Alterations, Additions and Improvements.

     (a) Tenant shall not make or allow to be made any alterations, additions or improvements ("ALTERATIONS") in or to the Premises other than the installation of moveable furnishings and equipment without first obtaining Landlord's approval. Tenant shall provide Landlord with written notice of the proposed Alterations, including copies of the plans and specifications, copies of all construction contracts or other agreements for the proposed Alterations, the name and address of any contractor or subcontractor to be employed on the Alterations, and the proposed time for performance of such work. Landlord's consent shall be given for any proposed Alterations which: (i) comply with all applicable laws, ordinances, rules and regulations; (ii) are compatible with the Buildings' mechanical, electrical, HVAC and life safety systems; (iii) will not adversely affect the structural portions of the Buildings; (iv) will not trigger any additional costs to Landlord; (v) will not require roof penetration; (vi) will not require the use of asbestos or other hazardous materials (except for limited amounts in accordance with all applicable laws);
(vii) are approved by Landlord's lender, if required under the terms of any mortgage or deed of trust encumbering the Premises; (viii) will not cause a reduction in the value of Landlord's interest in the Premises; and (ix) will not exceed Fifty Thousand and No/100ths Dollars ($50,000.00) in cost in the aggregate in any calendar year. Landlord will not unreasonably withhold it consent to Alterations which exceed $50,000.00 in cost in any calendar year provided that the remaining conditions in the preceding sentence are satisfied. Tenant shall supply to Landlord any additional documents and information requested by Landlord related to Tenant's request for consent hereunder. Tenant shall reimburse Landlord for any reasonable fees and costs incurred reviewing proposed Alterations, including but not limited to architect's and engineer's fees.

     (b) Any consent given by Landlord under this Section shall be deemed conditioned upon: (i) Tenant's acquiring all applicable permits required by governmental authorities; (ii) Tenant's furnishing to Landlord copies of such permits, together with copies of the approved final plans and specifications, prior

                                       8-
to commencement of the work thereon; (iii) Tenant's timely compliance with the conditions of all applicable permits and approvals; (iv) Tenant's delivery of proof of insurance for any injury to person or property arising from the construction of the Alterations, in form reasonably satisfactory to Landlord.

     (c) Tenant shall provide Landlord with not less than ten (10) days prior written notice of commencement of the work so as to enable Landlord to post and record appropriate notices of non-responsibility. All Alterations permitted hereunder shall be made and performed by Tenant without cost or expense to Landlord. Tenant shall pay all amounts due to any contractors and suppliers on a timely basis and keep the Premises free from any mechanic, materialmen or other lien or claim arising out of any work performed, materials furnished or obligations incurred by or for Tenant. In the event Tenant's proposed Alterations exceed Fifty Thousand Dollars ($50,000.00) in cost, Landlord may require, at its sole option, that Tenant provide to Landlord, at Tenant's expense, a completion bond (or similar bond, letter of credit or insurance acceptable to Landlord) in an amount equal to at least one and one half (1 1/2) times the total estimated cost of any Alterations be made in or to the Premises, to protect Landlord against any liability for any mechanic, materialmen or other lien or claim, and to ensure timely completion of the work. If any lien attaches to the Premises as a result of any act or omission by Tenant, Tenant shall cause such lien to be immediately released and removed of record, or shall post a bond adequate for the full payment of such lien, including any interest, attorneys fees and costs recoverable in the event such lien claimant prevails. If the lien is not released and removed, or bonded over, within thirty (30) days after Landlord delivers notice of the lien to Tenant, Landlord may immediately take all action necessary to release and remove the lien, without any duty to investigate the validity of it. All expenses (including reasonable attorney fees) incurred by Landlord in connection with the lien, plus an administrative fee equal to ten percent (10%) of all such expenses, shall be considered Additional Rent under this Lease and shall be due and payable by Tenant within ten (10) days of Landlord's written request.

     (d) All Alterations permitted under this Section shall be constructed diligently, in a good and workmanlike manner with new, good and sufficient materials of at least the same quality as those used in the construction of the existing improvements, and in compliance with all applicable laws, ordinances, rules and regulations (including, without limitation, building codes and the Americans With Disabilities Act). Tenant shall ensure that all work is performed in a manner that does not obstruct access to or through the Premises or its common areas or unreasonably interfere either with other tenants' use of their premises or with any other work being undertaken in the Premises. Tenant shall, promptly upon completion of the work, furnish Landlord with "as built" drawings for the Alterations.

     (e) Any and all Alterations made to the Premises by Tenant shall become the property of Landlord upon installation and shall be surrendered to Landlord without compensation to Tenant upon the termination of this Lease by lapse of time or otherwise unless Landlord conditioned its approval of such Alterations on Tenant's agreement to remove them, or Tenant failed to notify Landlord of such Alterations, and Landlord notifies Tenant prior to or within ninety (90) days after the Term Expiration Date that the Alterations must be removed, in which case Tenant shall, by the Term Expiration Date (or promptly thereafter), remove such Alterations, repair any damage resulting from such removal and restore the Premises to their condition existing prior to the date of installation of such Alterations. Tenant shall repair at its sole cost and expense all damage caused to the Premises by removal of Tenant's movable equipment or furniture and such other Alterations as Tenant shall be required or allowed by Landlord to remove from the Premises.

5.7 Compliance With Laws and Insurance Standards.

     (a) Tenant shall not cause or permit any portion of the Premises to be occupied or used in a manner that violates any applicable law, ordinance, code, rule, regulation or order of any governmental authority, including the Americans with Disabilities Act, now or hereafter existing ("APPLICABLE LAWS"). Tenant shall promptly make, at Tenant's sole expense, all repairs, replacements, alterations or improvements needed to comply with all Applicable Laws.

     (b) Tenant shall not occupy or use, or permit any portion of the Premises to be occupied or used in a manner that violates any covenant, easement or restriction of record, or the reasonable recommendations




                                      9-
of Landlord's engineers or consultants, relating in any manner to the Premises, or for any business or purpose which is disreputable or productive of fire hazard. Tenant shall not do or permit anything to be done which would result in the cancellation, or in any way increase the cost, of any insurance coverage on the Premises and/or its contents.

5.8 No Nuisance; No Overloading. Tenant shall use and occupy the Premises, and control its agents, employees, contractors, invitees and visitors in such manner so as not to create any nuisance, or interfere with, annoy or disturb (whether by noise, odor, vibration or otherwise) any other party. Tenant shall not place or permit to be placed any loads upon the floors, walls or ceilings in excess of the maximum designed load specified by Landlord.

5.9 Furnishing of Financial Statements; Tenant's Representations. In order to induce Landlord to enter into this Lease, Tenant agrees that it shall promptly furnish Landlord with copies of its annual financial reports within ten (10) business days of publication thereof, and with such additional financial statements as Landlord may request from time to time in form and substance reasonably satisfactory to Landlord reflecting Tenant's current financial condition within ten (10) business days of Landlord's request. Tenant represents and warrants that all financial statements, records and information furnished by Tenant to Landlord in connection with this Lease are and/or will be true, correct and complete in all respects.


5.10 Entry by Landlord. Landlord, its employees, agents and consultants, shall have the right to enter the Premises at any time, in cases of an emergency, and otherwise at reasonable times upon reasonable advance written notice to inspect the same, to deal with emergencies, to post such notices as may be permitted or required by law to prevent the perfection of liens against Landlord's interest in the Premises or to show the Premises to prospective tenants, purchasers, encumbrancers or others, or for any other purpose as Landlord may deem necessary or desirable; provided, however, that Landlord shall not unreasonably interfere with Tenant's business operations in the Premises. Tenant shall not be entitled to any abatement of Rent or damages by reason of the exercise of any such right of entry.

5.11 Subordination, Nondisturbance and Attornment. This Lease and the rights of Tenant hereunder shall be subject and subordinate to the lien of any deed of trust, mortgage or other hypothecation or security instrument (collectively, a "SECURITY DEVICE") now or hereafter placed upon, affecting or encumbering the Premises or any part thereof or interest therein. Tenant agrees to execute within fifteen (15) days of Landlord's request any Subordination, Nondisturbance and Attornment Agreement ("Subordination Agreement") in favor of an existing or prospective lender so long as such Subordination Agreement provides that Tenant's possession under the Lease shall not be disturbed so long as Tenant faithfully performs all of its obligations under this Lease and attorns to the record owner of the Premises. Failure by Tenant to execute and deliver any such Subordination Agreement within the time requested shall constitute a material default under this Lease. Notwithstanding anything herein to the contrary, any holder of a Security Device may unilaterally and without Tenant's consent subordinate the lien of its Security Device to this Lease by written notice to Tenant or by recording a written subordination in the Official Records of the County in which the Premises are located, in which case this Lease shall be unaffected by the foreclosure of the subordinated Security Device, notwithstanding the relative dates of the documentation or recordation thereof. Tenant agrees to attorn to and recognize as the Landlord under this Lease the holder or beneficiary under a Security Device or any other party that acquires ownership of the Premises by reason of a foreclosure or sale under any Security Device (or deed in lieu thereof). The new owner following such foreclosure, sale or deed shall not be (i) liable for any act or omission of any prior landlord or with respect to events occurring prior to acquisition of ownership; (ii) subject to any offsets or defenses which Tenant might have against any prior landlord; (iii) bound by prepayment of more than one (1) month's Rent; or (iv) liable to Tenant for any security deposit not actually received by such new owner. Each holder of a Security Device shall be an express third party beneficiary of the provisions of this Section 5.11 and any other provisions of this Lease that are for the benefit of such holder.

5.12 Estoppel Certificate. Within fifteen (15) days following Landlord's request, Tenant shall execute, acknowledge and deliver written estoppel certificates addressed to (i) any mortgagee or prospective mortgagee of Landlord, or (ii) any purchaser or prospective purchaser of all or any portion of, or interest in,




                                      10-
the Premises, on a form specified by Landlord, certifying such facts and agreeing to such notice provisions and other matters as such mortgagee(s) or purchaser(s) may reasonably require, including, without limitation, the following: (a) that this Lease is unmodified and in full force and effect (or in full force and effect as modified, and stating the modifications); (b) the amount of, and date to which Rent and other charges have been paid in advance;
(c) the amount of any Security Deposit; and (d) acknowledging that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating the nature of the alleged default). Any such estoppel certificate may be relied upon by any such mortgagee or purchaser. Failure by Tenant to execute and deliver any such estoppel certificate within the time requested shall constitute a material default under this Lease. Landlord agrees that upon Tenant's request, Landlord will execute an estoppel certificate and deliver same to Tenant certifying such matters as Tenant may reasonably request, including without limitation the following: (a) that this Lease is unmodified and in full force and effect (or in full force and effect as modified, and stating the modifications); (b) the amount of, and date to which Rent and other charges have been paid in advance; (c) the amount of any Security Deposit; and (d) acknowledging that Tenant is not in default under this Lease (or, if Tenant is claimed to be in default, stating the nature of the alleged default). Tenant shall not be required to provide an estoppel certificate more often than one time in any six month period.

5.13 Surrender. On the Term Expiration Date (or earlier termination of this Lease), Tenant shall quit and surrender possession of the Premises to Landlord in as good order and condition as they were in on the Term Commencement Date, reasonable wear and tear, taking by condemnation and repairs which are Landlord's responsibility under Section 7.6 herein excepted. Reasonable wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Tenant performing all of its obligations under this Lease. Tenant shall also surrender to Landlord such Alterations as Tenant is required or entitled to leave pursuant to Section 5.6 herein. Tenant shall remove all furniture, equipment, trade fixtures, debris and articles of personal property owned by Tenant in the Premises, and shall repair any damage to the Premises resulting from such removal and restore the Premises to their original condition, with all interior walls cleaned, all interior painted surfaces repainted in the original color, all holes in walls repaired, all carpets shampooed and cleaned, all HVAC equipment in good condition and repair reasonable wear and tear excepted, and all floors cleaned and waxed. Any furniture, equipment, trade fixtures or other personal property not removed by Tenant by the Term Expiration Date (or earlier termination of this Lease) shall be considered abandoned, and Landlord may remove any or all of such items and dispose of same in any lawful manner or store same in a public warehouse or elsewhere for the account and at the expense and risk of Tenant. Tenant shall be liable for the costs of removal and storage of any furniture, equipment, trade fixtures or other personal property, the costs of removal of any alterations which Tenant is required to remove hereunder, and any other reasonable loss, cost, damage, liability or expense incurred by Landlord arising from Tenant's failure to timely surrender the Premises in compliance with this Section. The obligations of Tenant under this Section shall survive the expiration or sooner termination of this Lease.

5.14 Security Deposit. On or prior to the Term Commencement Date, Tenant shall pay to Landlord the amount of the Security Deposit shown in the Basic Lease Information as security for the full and faithful performance of Tenant's obligations under this Lease. If at any time during the Term, Tenant shall be in default in the payment of Rent or in default for any other reason beyond the applicable notice period provided in Section 7.7, Landlord may use, apply or retain all or part of the Security Deposit for payment of any amount due Landlord or to cure such Event of Default or to reimburse or compensate Landlord for any liability, loss, cost, expense or damage (including attorneys' fees) which Landlord may suffer or incur by reason of any Event of Default by Tenant. Tenant hereby waives the benefit of the provisions of any provision of law now or hereafter in force to the extent such provisions limit Landlord's ability to apply the Security Deposit to any liability, loss, cost, expense or damage arising from a default by Tenant under this Lease. If Landlord uses or applies all or any part of the Security Deposit, Tenant shall, within ten (10) days of Landlord's written demand, pay to Landlord a sum sufficient to restore the Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the Term, Tenant shall (within ten (10) business days of receipt of a request therefor from Landlord) deposit additional monies with Landlord sufficient to maintain the same ratio between the Security Deposit and Base Rent as that which was required as of the Term Commencement Date. Upon expiration of the Term or earlier termination of this


                                      11-

Lease and after Tenant has vacated the Premises, Landlord shall return the Security Deposit to Tenant within thirty (30) days of Tenant's vacating the Premises, reduced by such amounts as may be required by Landlord to remedy any defaults by Tenant and/or to clean the Premises. The portion of the deposit not so required shall be paid over to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest in this Lease) within thirty (30) days after expiration of the Term or earlier termination hereof. Landlord shall have no obligation to segregate the Security Deposit from its general funds or to pay interest in respect thereof. No part of the Security Deposit shall be considered to be held in trust, or to be prepayment of any monies to be paid by Tenant under this Lease. Upon any sale or transfer by Landlord of its interest in the Premises, Landlord shall deliver the Security Deposit to Landlord's successor in interest and shall thereupon be relieved of any further liability to Tenant with respect thereto as provided in Section 8.4 herein.

5.15 Tenant's Remedies. Landlord shall not be deemed in breach of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord. For purposes of this Section 5.15, a reasonable time shall in no event be less than thirty (30) days after receipt by Landlord, and by the holders of any ground lease, deed of trust or mortgage covering the Premises whose name and address shall have been furnished Tenant in writing for such purpose, of written notice specifying wherein such obligation of Landlord has not been performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Landlord shall not be in breach of this Lease if performance is commenced within said thirty (30) day period thereafter diligently pursued to completion. If Landlord fails to cure such default within the time provided for in this Lease, the holder of any such ground lease, deed of trust or mortgage shall have an additional thirty (30) days to cure such default; provided that if such default cannot reasonably be cured within that thirty (30) day period, then such holder shall have such additional time to cure the default as is reasonably necessary under the circumstances, provided that performance is commenced within such thirty (30) day period and is thereafter diligently prosecuted to completion. Tenant shall look solely to the assets of Landlord for recovery of any judgment. No trustees, directors, officers, agents, employees or representatives of Landlord (or, if Landlord is a partnership, its partners, whether general or limited) shall ever be personally liable for any such judgment. Any lien obtained to enforce any such judgment and any levy of execution thereon shall be subject and subordinate to any lien, deed of trust or mortgage to which Section 5.11 applies or may apply. Tenant shall not have the right to withhold, reduce or offset any amount against any payments of Rent due and payable under this Lease by reason of a breach of this Lease by Landlord.

5.16 Rules and Regulations. Tenant shall comply with the rules and regulations for the Premises attached as Exhibit B and, in the event that there is more than one tenancy at the Premises, such reasonable amendments thereto as Landlord may adopt from time to time with prior notice to Tenant.

ARTICLE 6. ENVIRONMENTAL MATTERS.

6.1 Hazardous Materials.

     (a) Tenant shall be entitled to bring limited quantities of Hazardous Material (as defined in Section 6.1(c) below) to be brought and kept on the Premises, but strictly in accordance with all Environmental Laws (as defined below) and prudent business practice, and only such quantities as are reasonably necessary for Tenant's operations on the Premises. Tenant shall not cause or permit any Hazardous Material to be released, discharged or disposed in, on, under or about the Premises by any person or party whatsoever, except for the delivery of such Hazardous Material to licensed contractors for off-site disposal in strict accordance with all Environmental Laws. Tenant shall comply at Tenant's sole expense with all Environmental Laws with respect to Hazardous Material of any type whatsoever directly or indirectly placed by Tenant or its agents, contractors, employees, invitees or guests in, on, about or under the Premises.

     (b) Tenant hereby agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, liability, losses, damages, costs and/or expenses including, without limitation, diminution in value of the Premises, damages for the loss or restriction on use of usable space or of any amenity of the Premises, damages arising from any adverse impact on marketing the Premises, loss of rental income, and

                                      12-
sums paid in settlement of claims, fines, penalties, attorneys' fees, consultants' fees and experts' fees, which arise during or after the Term as a result of the presence of Hazardous Material on the Premises caused or permitted by Tenant, or the storage, placement, or use of Hazardous Material by Tenant, its agents, employees, invitees or contractors in, on or about the Premises, or Tenant's breach of any obligation under this Section. This indemnification of Landlord by Tenant includes, without limitation, death of or injury to person, damage to any property or the environment and costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state or local governmental agency or political subdivision. Tenant shall promptly take all actions at its sole expense as are necessary to comply with all Environmental Laws or orders of any governmental agency and return the Premises to the condition existing prior to the introduction of such Hazardous Material caused or permitted by Tenant; provided that Landlord's approval of such actions, and the contractors to be used by Tenant in connection therewith, shall first be obtained. Tenant agrees to defend all claims described in this Section on behalf of Landlord with counsel reasonably approved by Landlord, and to pay all reasonable fees, costs, damages, or expenses relating to or arising out of any such claims including attorneys' fees and costs. This indemnification of Landlord by Tenant shall survive the expiration or sooner termination of this Lease.

     (c) As used in this Lease, the term "HAZARDOUS MATERIAL" means any hazardous, toxic or radioactive substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material" includes, without limitation, any substance, material or waste which is (i) defined as a "hazardous waste" or similar term under the laws of the jurisdiction where the Premises is located; (ii) designated as a "hazardous substance" pursuant to
Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317);
(iii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource, Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section 6903); (iv) defined as a "hazardous substance" pursuant to
Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601); (v) hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof; or (vi) asbestos in any form or condition. As used in this
Article 6, the term "ENVIRONMENTAL LAWS" means any applicable federal, state or local laws, ordinances, rules or regulations relating to any Hazardous Material affecting the Premises, including, without limitation, the specific laws, ordinances and regulations referred to above, and any demand or order of any federal, state or local governmental agency or political subdivision. References to specific Laws shall also be references to any amendments thereto and to any applicable successor Laws.

     (d) The groundwater under the Premises has been determined to contain Hazardous Material, and is presently undergoing remediation at the expense of NCH Corporation, dba Mohawk Laboratories ("Mohawk") pursuant to License Agreement dated February 26, 1999. Tenant shall not be responsible for remediating any Hazardous Material in the groundwater underneath the Premises to the extend shown on the most recent tests of Mohawk as of the date of execution of this Lease. For purposes of this Lease, Tenant shall be presumed to have caused the presence of Hazardous Material in the groundwater under the Premises if at any time during the term of this Lease, Hazardous Material is found to exist in groundwater under the Premises which is not reflected in such test, or at levels beyond those reflected in such test, unless and except to the extent that Tenant bears the burden of proving that such presence was caused by the activities outside the Premises by third parties who are not under Tenant's direction or control.

     (e) Neither party shall have any obligation or liability to the other with respect to any Hazardous Material contamination of the Premises created during the term of the Lease in the event and to the extent Tenant does prove that such contamination was in fact caused by activities outside the Premises by third parties who are not under the direction or control of the Tenant.

     (f) In the event any governmental agency having power and authority over Hazardous Material contamination on the Premises orders the removal, neutralization or other treatment of any Hazardous Material discovered on the Premises during the term of the Lease and to the extent Tenant proves that such contamination is due to activities outside the Premises by third persons not acting under the direction or control of Tenant, Landlord shall comply with such order, at Landlord's expense, to the extent that such

                                      13-
order creates an obligation for either Landlord or Tenant and to the extent that the party responsible for deposit of the Hazardous Material cannot be made to comply with such order.

     (g) In the event Hazardous Material are determined to exist on the Premises during the term of this Lease and Tenant proves that the Hazardous Material resulted from activities outside the Premises by third parties not under the direction or control of Tenant, the parties shall mutually cooperate and use their best efforts to cause the responsible party to remedy the problem promptly for the benefit of both Landlord and Tenant. The obligations of the parties under this subparagraph shall not be deemed to negate or limit the obligations of Landlord under subparagraph (f) above.

     (h) The parties agree that in connection with Tenant's burden of proof regarding questions of contamination of soils or ground water on, about or under the Premises, Tenant shall be entitled to utilize, and Landlord shall give due consideration to, the results of the ground water quality tests and to Tenant's records regarding the use, storage and disposal of chemicals on the Premises. The parties intend to implement the following in connection with such evidentiary matters:

          (1) As to ground water tests, Tenant shall conduct such tests or inspections in a manner, in locations and with a frequency that evidences good scientific practice in the conduct of such tests and all of the data, test conditions and test results shall be duly recorded in writing and verified by the independent party conducting such tests; and

          (2) Tenant's procedures shall at all times require employees to contemporaneously maintain regular and complete records of the storage, usage and disposal on the Premises of any materials that are or contain "Hazardous Material" as that term is herein defined, such records shall be kept for the lesser of ten (10) years after the expiration of this Lease or the time required by any Environmental Law, and all such records shall be subject to independent verification by Landlord or its agents.

6.2 Right of Entry. Landlord, its employees, agents and consultants, shall have the right to enter the Premises at any time, in case of an emergency, and otherwise during reasonable hours and upon reasonable written notice to Tenant, in order to conduct periodic environmental inspections and tests to determine whether any Hazardous Materials are present. The costs and expenses of such inspections shall be paid by Landlord unless a default or breach of this Lease, violation of Laws or contamination caused or permitted by Tenant is found to exist. In such event, Tenant shall reimburse Landlord upon demand, as Additional Rent, for the costs and expenses of such inspections plus a ten percent (10%) administrative fee.

6.3 Notice to Landlord. Tenant shall immediately notify Landlord in writing of: (i) any enforcement, clean-up, removal or other governmental or regulatory action instituted regarding the Premises pursuant to any Laws; (ii) any claim made or threatened by any person against Tenant or the Premises relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Material; and (iii) any reports or other writings of any kind made to or received from any governmental agency arising out of or in connection with any Hazardous Material in or removed from the Premises, including any complaints, notices, warnings or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within three (3) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings, asserted violations or other communications relating in any way to the condition of the Premises or any of the matters described in this Article 6.

ARTICLE 7.  INSURANCE, INDEMNITY, CONDEMNATION, DAMAGE AND DEFAULT.

7.1  Tenant's Insurance.

     (a) Tenant shall, at Tenant's sole cost and expense, during the Term maintain in effect "All Risks" insurance against damage by fire, vandalism, malicious mischief and other perils contained within the classification of "All Risks" for an amount of up to one hundred percent (100%) of the full replacement cost the Premises and the Buildings, all improvements constructed thereon and any additions thereto or



                                       14-
replacements thereof, together with rental interruption insurance on the Premises against loss by perils covered by such insurance in amounts of up to one year's full rental value, which rental insurance shall include all Real Property Taxes, insurance premiums and other sums payable as Additional Rent hereunder, the proceeds of which shall be payable to Landlord and any Mortgagee, as their interests may appear. Tenant may maintain a deductible not to exceed $25,000 on such policy, or such other deductible as agreed by Landlord and Tenant, provided however, that in the event of any loss hereunder, Tenant shall be obligated to pay to Landlord such deductible amount.

     (b) Tenant shall secure and maintain, at its own expense, at all times during the Term, a policy or policies of commercial general liability insurance protecting Tenant and naming Landlord and the holders of any deeds of trust, mortgages or ground leases on the Premises, as additional insureds against claims based upon, involving or arising out of Tenant's operations, assumed liabilities or Tenant's use, occupancy or maintenance of the Premises. Such insurance shall provide for a minimum amount of Five Million Dollars ($5,000,000.00) for property damage or injury to or death of one or more than one person in any one accident or occurrence. The coverage required to be carried shall include personal injury liability (libel, slander, false arrest and wrongful eviction), broad form property damage liability, products liability, fire legal liability, advertising injury, completed operations coverage (as well as owned, non-owned and hired automobile liability if an exposure exists), and the broadest form of contractual liability coverage available. It is the parties intention that Tenant's policy provide coverage of Tenant's contractual obligations under this Lease, including the indemnification obligations contained in Section 7.3, to the maximum extent possible. The commercial general liability policy shall contain an exception to any pollution exclusion which exception insures damage or injury arising out of heat, smoke or fumes from a hostile fire. Such insurance shall be written on a claims made basis and contain a separation of insureds provision or cross-liability endorsement acceptable to Landlord.

     (c) Tenant shall secure and maintain, at Tenant's expense, at all times during the Term, a policy of physical damage insurance on all of Tenant's fixtures, furnishings, equipment, machinery, merchandise and personal property in the Premises and on any Alterations (as defined in Section 5.6) made by or for Tenant upon the Premises, all for the full replacement cost thereof without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance. Such insurance shall insure against those risks customarily covered in an "all risk" policy of insurance covering physical loss or damage. Tenant shall use the proceeds from such insurance for the replacement of fixtures, furnishings, equipment and personal property and for the restoration of Alterations to the Premises. In addition, Tenant shall secure and maintain, at all times during the Term, loss of income, business interruption and extra expense insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings and incurred costs attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises as a result of such perils.

     (d) Tenant shall secure and maintain at all times during the Term workers' compensation insurance in such amounts as are required by law, and all such other insurance as may be required by applicable law or as may be reasonably required by Landlord. In the event Tenant makes any Alterations to the Premises, prior to commencing any work in the Premises, Tenant shall secure "builder's all risk" insurance which shall be maintained throughout the course of construction, such policy being an all risk builder's risk completed value form, in an amount approved by Landlord, but not less than the total contract price for the construction of such Alterations and covering the construction of such Alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to this Section 7.1 immediately upon completion thereof.

7.2  Additional Insurance Requirements.

     (a) Tenant shall provide Landlord with an original certificate of insurance, executed by an authorized agent of the insurer(s), confirming compliance with all insurance requirements hereunder, and copies of such policies if requested by Landlord. This certificate shall indicate that the insurance provided specifically recognizes the liabilities assumed by Tenant under this Lease (including without limitation Tenant's indemnification obligations under Section 7.3) and that Tenant's insurance is primary to and not



                                      15-
contributory with any other insurance maintained by Landlord, whose insurance shall be considered excess insurance only. The certificate shall also confirm that the waiver of subrogation required to be obtained pursuant to Section 7.4 is permitted by the insurer.

     (b) Payment of premiums for all insurance policies required under this Lease shall be deemed Additional Rent. In the event that Tenant fails to cure an Event of Default within the applicable notice period; Landlord may thereafter require that all insurance policies required hereunder to be paid in advance with a single, annual premium. All such policies shall be issued by and binding upon a reputable insurance company of good financial standing licensed to do business in the State of California with a rating of at least A-VII in the most currently available issue of Best's Insurance Guide, or such other rating as may be required by a lender having a lien on the Premises. Evidence of insurance provided to Landlord shall include an endorsement showing that Landlord and the holders of any deeds of trust, mortgages or ground leases on the Premises are included as additional insureds on general liability insurance, and as loss payees for property insurance, to the extent required hereunder, and an endorsement whereby the insurer agrees not to cancel, non-renew or materially alter the policy without at least thirty (30) days prior written notice to Tenant, Landlord and any mortgagee of Landlord. Tenant shall, at least thirty (30) days prior to the expiration of any policy of insurance required to be maintained by Tenant under this Lease, furnish Landlord with an "insurance binder" or other satisfactory evidence of renewal thereof.

     (c) It is the intention of the parties hereto to protect Landlord and the Premises from any type or amount of risk for which insurance can be reasonably obtained throughout the Term. If in the reasonable opinion of any mortgagee of the Premises or an insurance broker retained by Landlord, the amount or type of any insurance coverage then in effect is not adequate to protect the interests of Landlord and Landlord's lenders, then Tenant shall increase or broaden its insurance coverage in the manner requested within thirty (30) days of Landlord's written notice, provided however, that Tenant shall not be required to obtain earthquake insurance unless such coverage is required by Landlord's lender and such requirement has become the common practice among lenders with respect to properties similar to the Premises. Notwithstanding anything contained herein, Tenant assumes full responsibility for adequately insuring itself against all risks and obligations under this Lease and its use of the Premises. Tenant's obligations shall not be limited or relieved in any manner as a result of Tenant's satisfaction of the minimum insurance requirements under this Lease.

     (d) Tenant shall not do or permit anything to be done that would invalidate the insurance policies referred to in this Article 7. Tenant shall, at Tenant's sole expense, comply with (i) all requirements of Tenant's and Landlord's insurers and (ii) all rules, orders, regulations or requirements of the American Insurance Association and with any similar body that pertain to Tenant's business operations or use of the Premises.

     (e) In the event that Tenant fails to provide evidence of insurance required to be provided by Tenant under this Lease, prior to commencement of the Term, and thereafter during the Term, within seven (7) days following Landlord's request therefor, and thirty (30) days prior to the expiration date of any such policy of coverage, Landlord shall be authorized (but not required) to procure such policy at Tenant's expense. The costs of such policy, plus a ten percent (10%) administrative fee, shall be payable as Additional Rent within ten (10) days of Landlord's written notice. Notwithstanding any provision herein or the absence of a default by Tenant, Landlord may elect to procure any or all of the policies required in Section 7.1, in which event Tenant shall reimburse Landlord for the cost of same within fifteen (15) days of Landlord's written request.

7.3  Indemnity and Exoneration.

     (a) Except as it may be otherwise provided for in this Lease and to the extent not prohibited by law, Landlord and Landlord's representatives (which term, whenever used in this Lease, shall be deemed to include Landlord's partners, trustees, ancillary trustees, officers, directors, shareholders, beneficiaries, agents, employees and property manager) shall not be liable for any loss, injury or damage to person or property of Tenant, Tenant's agents, employees, contractors, customers, invitees or any other person, in or

                                      16-
about the Premises, whether such damage or injury is caused by fire, steam, electricity, gas, water or rain, or from the breakage, leakage or other defects of sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or by theft, acts of God, acts of the public enemy, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority or from any other cause, whether said damage or injury results from conditions arising upon the Premises or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant, or which may arise through repair, alteration or maintenance of any part of the Premises or the failure to make any such repair, from any condition or defect in, on or about the Premises, or from any other condition or cause whatsoever, other than from Landlord's gross negligence or willful misconduct. Landlord shall not be liable for any loss, injury or damage arising from any act or omission of any other occupant of the Premises or any other party, nor shall Landlord be liable under any circumstances for damage or inconvenience to Tenant's business or for any loss of income or profit therefrom, except in the event of Landlord's active gross negligence or willful misconduct.

     (b) Except as it may be otherwise provided for in this Lease and to the extent not prohibited by law, Tenant shall indemnify, protect, defend and hold the Premises, Landlord and Landlord's representatives, harmless of and from any and all claims, liability, costs, penalties, fines, damages, injury, judgments, forfeiture, losses (including without limitation diminution in the value of the Premises) or expenses (including without limitation reasonable attorneys' fees, consultant fees, testing and investigation fees, expert fees and court costs) arising out of or in any way related to or resulting directly or indirectly from
(i) Tenant's use or occupancy of the Premises, (ii) the activities of any person or party in or about the Premises, including but not limited to work or labor performed, materials or supplies furnished to or at the request of or for the account of Tenant, (iii) Tenant's failure to comply with any applicable law, and
(iv) any default or breach by Tenant of any obligation under this Lease; provided, however, that the foregoing indemnity shall not be applicable to claims arising by reason of the active gross negligence or willful misconduct of Landlord. The provisions of this Section 7.3 shall survive the expiration or sooner termination of this Lease.

     (c) Landlord hereby indemnifies Tenant and holds Tenant harmless from and against any and all claims, liability, costs, penalties, fines, damages, injury, judgments, forfeiture, losses or expenses (including without limitation reasonable attorneys' fees, consultant fees, testing and investigation fees, expert fees and court costs) arising out of Landlord's (including Landlord's contractors, agents or employees) willful misconduct or Landlord's gross negligence on the Premises. The provisions of this Section 7.3 shall survive the expiration or sooner termination of this Lease.

7.4 Waiver of Subrogation. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each waives all rights of recovery, claim, action or cause of action against the other, its agents (including partners, both general and limited), trustees, officers, directors, and employees, for any loss or damage that may occur to any person or to the Premises, or any improvements thereto, or the Premises or any personal property of such party therein, by reason of any cause required to be insured against under this Lease to the extent of such coverage, regardless of cause or origin, including negligence of the other party hereto, provided that such party's insurance is not invalidated thereby; and each party covenants that, to the fullest extent permitted by law, no insurer shall hold any right of subrogation against such other party. Landlord and Tenant shall advise its insurers of the foregoing and such waiver shall be a part of each policy required to be maintained by Landlord and Tenant hereunder.

7.5 Condemnation.

     (a) If there is any taking of or damage to all or any part of the Premises or any interest therein because of the exercise of the power of eminent domain or inverse condemnation, whether by condemnation proceedings or otherwise, or any transfer of any part of the Premises or any interest therein made in avoidance thereof (all of the foregoing are hereinafter referred to as a "Taking") before or during the Term, the rights and obligations of the parties with respect to such Taking shall be as provided in this Section 7.5. For purposes of this Section 7.5 the "date of Taking" means the date of entry into possession by, or the vesting of title in, the condemning authority, whichever is earlier.


                                      17-

     (b) If there is a Taking of all of the Premises, this Lease shall terminate automatically as of the date of Taking. If this Lease is terminated as to a portion of the Premises, such partial termination shall be effective as of the date of Taking.

     (c) If thirty-three percent (33%) or more, but less than one hundred percent (100%), of the floor area of the Buildings shall be taken, either party may terminate this Lease. The terminating party shall give the other party notice of such election not later than thirty (30) days after the date of Taking. If neither party gives such notice, this Lease shall remain in full force and effect and Base Rent shall be adjusted as provided in Section 7.5(f).

     (d) If this Lease is not terminated pursuant to this Section 7.5, Landlord shall restore with reasonable diligence the remainder of the Premises so far as practicable to a complete unit of similar quality, character, and condition as that which existed immediately prior to the Taking, provided that the scope of work shall not exceed the original scope of work done by Landlord in constructing the Premises, and further provided that Landlord shall not be obligated to expand more than the amount which was awarded and received by Landlord for such purpose in connection with the Taking.

     (e) If this Lease is not terminated as provided in this Section 7.5, the Base Rent and Security Deposit shall be reduced in proportion to the ratio of the floor area taken from the Buildings to the total floor area of the Buildings immediately before the Taking.

     (f) The entire award of compensation in such proceedings, whether for a total or partial Taking or for diminution in the value of the leasehold or for the fee shall belong to and be the property of Landlord; provided that Tenant shall be entitled to recover from the condemnor such compensation as may be separately awarded by the condemnor to Tenant or recoverable from the condemnor by Tenant in its own right for the Taking of trade fixtures and equipment owned by Tenant (meaning personal property, whether or not attached to real property, which may be removed without injury to the Premises), and for the expense of removing and relocating Tenant's personal property. Tenant shall not be compensated for the "bonus value" of its lease. If the Premises are restored in accordance with Section 7.5(d), any awards received shall be made available for such restoration.

     (g) In the event of a temporary Taking of all or a portion of the Premises, there shall be no abatement of Rent and Tenant shall remain fully obligated for performance of all of the covenants and obligations on its part to be performed pursuant to the terms of this Lease. All proceeds awarded or paid with respect thereto shall belong to Tenant.

7.6 Damage or Destruction. In the event of a fire or other casualty in the Premises, Tenant shall immediately give notice thereof to Landlord. The following provisions shall then apply:

     (a) If the damage to the Premises can, in Landlord's reasonable opinion, be made tenantable with all damage repaired within nine (9) months from the date of damage, then Landlord shall be obligated to rebuild the same to substantially their former condition (subject to reasonable changes which Landlord shall deem desirable and such changes may be required by applicable law) and shall proceed with reasonable diligence to do so and this Lease shall remain in full force and effect; provided, however, that Landlord shall have no obligation to repair or restore any tenant improvements except to the extent that Landlord realizes insurance proceeds, if any, sufficient for such purpose and for all other restoration and repair purposes. Landlord shall provide written notice (the "Repair Notice") to Tenant indicating the anticipated period for repairing the damage, within thirty (30) days of the later of (i) the date that Landlord determines the full extent of the damage, or (ii) the extent of insurance proceeds available to effectuate repairs. Tenant shall deposit with Landlord within ten (10) days of Landlord's sending the Repair Notice the difference, if any, between the estimated costs of repair and the amount of insurance proceeds payable to Landlord. Tenant shall have no obligation under this Section to reimburse Landlord for any upgrading of the Premises from its pre-casualty condition which is not required by law. Landlord may, at its election, refrain from commencing any repair work until Tenant has deposited such additional sums with Landlord. In such event, Landlord's time for completing the repairs shall be extended for a time period equal to such delay in payment by Tenant. The Repair Notice shall state, if applicable, Landlord's election to either repair the Premises or terminate the Lease.


                                      18-

     (b) Notwithstanding anything to the contrary contained in Section 7.6(a), Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when any substantial damage thereto occurs during the last eighteen (18) months of the Term, and Tenant shall likewise have the right to terminate the Lease if substantial damage occurs during the last eighteen (18) months of the Term. For purposes herein, "substantial damage" shall mean damage which can not be completely restored within thirty (30) days of commencing work thereon. If Landlord elects to repair such damage in the Repair Notice, Tenant may elect to terminate the Lease within ten (10) days of receipt of thereof, otherwise the Lease shall remain in full force and effect. If Landlord elects not to rebuild, Landlord shall notify Tenant of its decision not to rebuild in the Repair Notice, whereupon the Lease shall terminate as of the later of the date of such notice or Tenant's vacating and surrendering the Premises and paying the difference, if any, between the estimated costs of repair and the amount of insurance proceeds payable to Landlord.

     (c) If the Premises can not be repaired within nine (9) months from the date of damage, Landlord shall so notify Tenant within thirty (30) days of the later of (i) the date that Landlord determines the full extent of the damage, or
(ii) the extent of insurance proceeds available to effectuate repairs. Tenant or Landlord may terminate this Lease within thirty (30) days after the date of such notice, such termination notice to be effective upon Tenant's vacating and surrendering the Premises and paying the difference, if any, between the estimated costs of repair and the amount of insurance proceeds payable to Landlord. If neither party elects to terminate, Landlord shall proceed with reasonable diligence to rebuild the Premises to substantially their former condition (subject to reasonable changes which Landlord shall deem desirable and such changes as may be required by applicable law).

     (d) During any period when Tenant's use of the Premises is significantly impaired by damage or destruction, Base Rent shall abate in proportion to the degree to which Tenant's use of the Premises is impaired until such time as the Premises are made tenantable as reasonably determined by Landlord; provided that no such rental abatement shall be permitted if the casualty is the result of the negligence or willful misconduct of Tenant or Tenant's employees, agents, contractors or invitees, or if Tenant has failed to maintain the rental interruption insurance required under Section 7.1(a).

     (e) The proceeds from any insurance paid by reason of damage to or destruction of the Premises or any part thereof insured by Landlord shall belong to and be paid to Landlord, subject to the rights of any mortgagee of Landlord's interest in the Premises or the beneficiary of any deed of trust which constitutes an encumbrance thereon. Tenant shall be responsible at its sole cost and expense for the repair, restoration and replacement of (i) its fixtures, furnishings, equipment, machinery, merchandise and personal property in the Premises, and (ii) its Alterations, unless Landlord realizes insurance proceeds sufficient for such purpose and agrees to undertake such work. In the event of a destruction of the Premises which results in a termination of the Lease, Tenant shall be entitled to recover the portion of the insurance proceeds allocable to Tenant's Improvements, subject to reasonable depreciation, and its trade fixtures, equipment and personal property.

     (f) Landlord and Tenant shall each in all events be required to act in an expeditious manner to fulfill their obligations under this Section in order to cause the Premises to be restored as promptly as possible. Landlord's repair and restoration obligations under this Section 7.6 shall not impair or otherwise affect the rights and obligations of the parties set forth elsewhere in this Lease. Landlord shall not be liable for any inconvenience or annoyance to Tenant, its employees, agents, contractors or invitees, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided that Landlord shall cause work to be performed at reasonable hours and in a manner to minimize any disruption of Tenant's business. Landlord and Tenant agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute or law to the extent inconsistent therewith.

7.7  Default by Tenant.

    (a) Events Of Default. The continuation of any of the following beyond the applicable notice and cure period shall constitute an event of default ("Event of Default") on the part of Tenant:

          (1) Nonpayment Of Rent. Failure to pay any installment of Rent due and payable hereunder on the date when payment is due, such failure continuing for a period of five (5) days after written notice of


                                      19-
such failure. Tenant shall pay to Landlord, as Additional Rent hereunder and in addition to a late charge, if applicable, and any reasonable attorneys fees which Landlord may incur, a charge of One Hundred Fifty Dollars ($150.00) for the preparation of a written demand for delinquent Rent to reimburse Landlord for its administrative costs thereof.

     (2) Other Obligations. Failure to perform any obligation, agreement or covenant under this Lease other than those matters specified in subsection 7.7(a)(1), including providing Landlord with financial statements, a Subordination Agreement or an estoppel certificate as required under Sections 5.9, 5.11 and 5.12 respectively, such failure continuing for a period of fifteen
(15) business days after written notice of such failure (or such longer period, as is reasonably necessary to remedy such default, provided that Tenant commences the remedy within such fifteen (15) day period and continuously and diligently pursues such remedy at all times thereafter).

     (3) General Assignment. Any general arrangement or assignment by Tenant for the benefit of creditors.

     (4) Bankruptcy. The filing of any voluntary petition in bankruptcy by Tenant, or the filing of an involuntary petition against Tenant, which involuntary petition remains undischarged for a period of sixty (60) days. In the event that under applicable law the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, within such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease.

     (5) Receivership. The appointment of a trustee or receiver to take possession of all or substantially all of Tenant's assets or the Premises, where possession is not restored to Tenant within thirty (30) days.

     (6) Attachment. The attachment, execution or other judicial seizure of all or substantially all of Tenant's assets or the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of thirty (30) days after the levy thereof.

     (7) Insolvency. The admission by Tenant in writing of its inability to pay its debts as they become due; the filing by Tenant of a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation; the filing by Tenant of an answer admitting or failing timely to contest a material allegation of a petition filed against Tenant in any such proceeding; or, if within sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed.

     (8) Letter of Credit. If the performance of Tenant's obligations under this Lease is secured by a Letter of Credit: (i) the termination of the Letter of Credit, (ii) the issuing bank's becoming insolvent or the subject of a bankruptcy filing, or (iii) the issuing bank's refusal to honor the Letter of Credit; combined with Tenant's failure, within fifteen (15) days following written notice by or on behalf of Landlord to Tenant of any such event, to provide Landlord with an alternative letter of credit or other substitute security acceptable to Landlord in its sole discretion.

     (9) Guarantor. If the performance of Tenant's obligations under this Lease is guaranteed: (i) the death of a guarantor; (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty; (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing; (iv) a guarantor's refusal to honor the guaranty; or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Tenant's failure, within thirty (30) days following written notice by or on behalf of Landlord to Tenant of any such event, to provide Landlord with written alternative assurance or security, which, when coupled with the then existing resources of Tenant, equals or exceeds the combined financial resources of Tenant and the guarantor(s) that existed at the time of execution of this Lease.


                                      20-

          (10) Misrepresentation. The discovery by Landlord that any representation, warranty or financial statement given to Landlord by Tenant or any guarantor of Tenant's obligations under this Lease was materially false or misleading.

     (b) Remedies Upon Default. If an Event of Default by Tenant occurs, then, in addition to any other remedies available to Landlord at law or in equity, all of which rights and remedies shall be cumulative, with the exercise of one or more rights or remedies not to impair Landlord's rights to exercise any other right or remedy, and all of which may be exercised pursuant to legal process as then may be provided or permitted by the laws of the State of California, Landlord shall have the following remedies:

          (1) Termination. If an Event of Default occurs, Landlord shall have the right, with or without notice or demand, immediately upon expiration of any applicable grace period specified herein, to terminate this Lease, and at any time thereafter recover possession of the Premises or any part thereof and expel and remove therefrom Tenant and any other person occupying the same by any lawful means, and repossess and enjoy the Premises without prejudice to any of the remedies that Landlord may have under this Lease. If Landlord elects to terminate the Lease, Landlord shall also have the right to reenter the Premises and take possession of and remove all equipment and fixtures of Tenant in the Premises. The termination of this Lease by Landlord shall not be to affect Tenant's obligations under Sections 5.13, 6.1, or 7.3 of this Lease, which obligations shall survive the termination or expiration of this Lease.

          (2) Continuation After Default. Even though Tenant has breached this Lease and/or abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession in writing, and Landlord may enforce all of its rights and remedies under this Lease, including (but without limitation) the right to recover Rent as it becomes due, and Landlord, without terminating this Lease, may exercise all of the rights and remedies of a landlord under California law. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease shall not constitute an election to terminate Tenant's right to possession unless expressly stated by Landlord. Notwithstanding any such reletting without such termination, Landlord may at any time thereafter elect to terminate Tenant's right to possession and this Lease. If Landlord elects to relet the Premises for the account of Tenant, the rent received by Landlord from such reletting shall be applied as follows: first, to the payment of any costs of such reletting (including, without limitation, reasonable attorneys fees, brokers' fees and tenant improvement costs); second, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; third, to the payment of Rent due and unpaid hereunder; and the balance, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due. If that portion of rent received from the reletting which is applied against the Rent due hereunder is less than the amount of the Rent due, Tenant shall pay the deficiency to Landlord promptly upon demand by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as determined, any costs and expenses incurred by Landlord in connection with such reletting or in making alterations and repairs to the Premises, which are not covered by the rent received from the reletting.

     (c) Damages Upon Termination. Should Landlord terminate this Lease, Landlord shall have all the rights and remedies of a landlord provided by
Section 1951.2 of the Civil Code of the State of California or any amended or successor code section. Upon such termination, in addition to any other rights and remedies to which Landlord may be entitled under applicable law, Landlord shall be entitled to recover from Tenant: (i) the worth at the time of award of the unpaid Rent and other amounts which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; (iv) any other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom, including but not limited to brokerage commissions, advertising expenses and remodeling expenses, and (v) any other amounts, in addition to or in lieu of those listed above, now or hereafter permitted by applicable law. The "worth at the time of award" of the amounts referred to in clauses (i) and (ii) shall be computed with interest at the lesser of eighteen percent (18%) per annum or the maximum rate then allowed by law. The "worth at the time of award" of the amount referred to in clause (iii) shall be computed by discounting such

                                      21-
amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%).

     (d) Waiver of Notice/Performance by Landlord. Notwithstanding any provision of this Section 7.7, (a) if Tenant is required to comply with any governmental requirement, Tenant shall not be entitled to notice of default from Landlord and right to cure beyond the period within which such compliance may be required by applicable law; or (b) if in Landlord's reasonable determination the continuance of any default by Tenant for the full period of notice provided for herein will constitute a threat of injury or harm to persons or property, Landlord may, with or without notice, elect to perform those acts with respect to which Tenant is in default for the account and at the expense of Tenant. If by reason of such governmental requirement or default by Tenant, Landlord is compelled or elects to pay any sum of money, (including without limitation reasonable attorneys' fees, consultant fees, testing and investigation fees, expert fees and court costs), such sums so paid by Landlord, plus an administrative charge of ten percent (10%) of such sums, shall be due as Additional Rent from Tenant within ten (10) days of written demand from Landlord.

     (e) Late Charge. If any payment required to be made by Tenant under this Lease is not received by Landlord within seven (7) days of the date the same is due, Tenant shall pay to Landlord an amount equal to five percent (5%) of the delinquency as Additional Rent, provided that Landlord shall be only required to send written notice once in any calendar year, the late charge being automatically due without notice for any payment received more than seven (7) days after its due date in such calendar year. The parties agree that Landlord would incur costs not contemplated by this Lease by virtue of such delinquencies, including without limitation administrative, collection, processing and accounting expenses, the amount of which would be extremely difficult to compute, and that the foregoing sum represents a reasonable estimate of Landlord's damages for late payment. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's breach or default with respect to such delinquency, or prevent Landlord from exercising any of Landlord's other rights and remedies.

     (f) Interest. Tenant hereby acknowledges that late payment by Tenant to Landlord of Base Rent and Additional Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, all sums accruing to Landlord under the terms and provisions of this Lease which shall not be paid when due shall bear interest at the lesser of twelve percent (12%) per annum or the maximum rate allowed under California law, from the date the same becomes due and payable by the terms and provisions of this Lease until paid, such interest constituting Additional Rent hereunder. In the event that there are any sums payable by Landlord to Tenant under the terms and provisions of this Lease which shall not be paid when due after notice to Tenant, such sums shall also bear interest at the lesser of twelve percent (12%) per annum or the maximum rate allowed under California law, from the date the same becomes due and payable by the terms and provisions of this Lease until paid.

     (g) Tenant's Subleases. If Landlord elects to terminate this Lease on account of any default by Tenant, Landlord may: (i) terminate any sublease, license, concession, or other consensual arrangement for possession entered into by Tenant and affecting the Premises; or (ii) choose to succeed to Tenant's interest in such arrangement. If Landlord elects to succeed to Tenant's interest in such arrangement, Tenant shall, as of the date of notice by Landlord of that election, have no further right to, or interest in, any rent or other consideration receivable under that arrangement.

     (h) Acceptance of Rent Without Waiving Rights. No payment by Tenant shall be deemed to be other than on account of the earliest sum due from Tenant hereunder, nor shall any endorsement or statement on any check or any letter accompanying such payment be deemed an accord and satisfaction. As further provided in Section 8.2 herein, Landlord may accept Tenant's payments without waiving any right or remedy under this Lease, including the right to commence and pursue an action to enforce rights and remedies under a previously served notice of default, without giving Tenant any further notice or demand.


                                      22-

     (i) Remedies Cumulative. All rights, privileges and elections or remedies of Landlord are cumulative and not alternative with all other rights and remedies at law or in equity to the fullest extent permitted by law.

ARTICLE 8.  MISCELLANEOUS MATTERS.

8.1 Brokers. Landlord and Tenant each represent to the other that neither party has had any dealings with any broker in connection with the negotiation of this Lease and the consummation of the transaction contemplated hereby, other than the brokers named in the Basic Lease Information. Landlord shall be solely responsible for the payment of Landlord's broker pursuant to a separate agreement between such parties. Landlord's broker and Tenant's broker have entered into a separate agreement wherein such parties will share the compensation paid to Landlord's broker under such broker's agreement with Landlord. Landlord and Tenant hereby agree to indemnify, defend and hold each other free and harmless from and against liability for compensation or charges which may be claimed by any other agent, broker, finder or other similar party by reason of any dealings with or actions of the indemnifying party in connection with the negotiation of this Lease and the consummation of this transaction, including any costs, expenses and attorneys' fees incurred with respect thereto.

8.2 No Waiver. No waiver by either Landlord or Tenant of the default or breach of any term, covenant or condition of this Lease shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent default or breach of the same or of any other term, covenant or condition hereof. The consent to, or approval of, any act by a party shall not be deemed to render unnecessary the obtaining of such party's consent to, or approval of, any subsequent or similar act, or be construed as the basis of an estoppel to enforce any provision of this Lease requiring such consent. Landlord's knowledge of a default or breach at the time of accepting any payment from Tenant shall not be a waiver of any such default or breach by Tenant other than the failure of Tenant to pay the particular obligation to which such payment is applied by Landlord. Any payment made by Tenant may be accepted by Landlord on account of any monies or damages due Landlord, notwithstanding any qualifying statements or conditions made by Tenant in connection therewith, which statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Landlord at or before the time of deposit of such payment.

8.3 Holding Over. If Tenant holds over after expiration or termination of this Lease without the written consent of Landlord, Tenant shall pay for each month of hold-over tenancy one hundred fifty percent (150%) of the Base Rent which Tenant was obligated to pay for the month immediately preceding the end of the Term for each month or any part thereof of any such hold-over period, together with all other amounts due hereunder. No holding over by Tenant after the Term shall operate to extend the Term. In the event of any unauthorized holding over, Tenant shall indemnify, defend and hold Landlord harmless from and against all claims, demands, liabilities, losses, costs, expenses (including attorneys' fees), injury and damages incurred by Landlord as a result of Tenant's delay in vacating the Premises.

8.4 Transfers by Landlord. If Landlord transfers, in whole or in part, its rights and obligations under this Lease or in the Premises, upon its transferee's assumption of Landlord's obligations hereunder and delivery to such transferee of any unused Security Deposit then held by Landlord, Landlord shall be automatically released from any liability or obligations accruing under the Lease after the date of such transfer.

8.5 Attorneys' Fees. If Landlord or Tenant (the "indemnified party") becomes a party to any action or dispute concerning the Premises as a result of any act or omission by the other party (the "indemnifying party"), the indemnifying party shall be liable for all costs incurred by the indemnified party in connection with such dispute (including without limitation reasonable attorneys' fees, consultant fees, testing and investigation fees, expert fees and court costs), whether or not litigation is commenced. In the event either party places the enforcement of this Lease, or any part of it, or the collection of any Rent due or to become due hereunder, or recovery of the possession of the Premises, in the hands of an attorney, or files suit upon the same, the prevailing party shall recover its reasonable attorneys' fees, costs and expenses, including those which may be incurred in connection with any mediation, arbitration, bankruptcy proceeding or upon appeal. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not suit is filed or any suit that may be filed is pursued to decision or judgment. The term "prevailing party" shall include, without limitation, a party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other party of its claim or

                                      23-
defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred.

8.6 Termination; Merger. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the scheduled Term Expiration Date. Only a written notice from Landlord to Tenant expressly accepting a surrender of the Premises and acknowledging a termination of this Lease shall be effective. Unless specifically stated otherwise in writing by Landlord, the termination of this Lease for any reason shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Landlord shall have the option to continue any or all existing subtenancies.

8.7 Amendments; Interpretation. This Lease may not be altered, changed or amended, except by an instrument in writing signed by the parties in interest at the time of the modification. The captions of this Lease are for convenience only and shall not be used to define or limit any of its provisions.

8.8 Severability. If any term or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease (including the application of such provision to any other person or circumstance) shall not be affected thereby. This Lease shall in all events be construed and interpreted so as to remain enforceable in accordance with the express terms contained herein to the fullest extent permitted by law.

8.9 Notices. All notices, demands, consents and approvals which are required or permitted by this Lease to be given by either party to the other shall be in writing and shall be deemed to have been fully given by personal delivery or by recognized overnight courier service or when deposited in the United States mail, certified or registered, with postage prepaid, and addressed to the party to be notified at the address for such party specified on the Basic Lease Information sheet, or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days' notice to the notifying party given in accordance with this Section, except that upon Tenant's taking possession of the Premises, the Premises shall irrevocably constitute Tenant's address for notice purposes until Landlord has accepted Tenant's surrender of the Premises. A copy of all notices given to Landlord under this Lease shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by notice to Tenant in accordance with the terms set forth above.

     Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. Notices delivered by recognized overnight courier shall be deemed given twenty-four (24) hours after delivery of the same to the courier. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

8.10 Force Majeure. Any prevention, delay or stoppage of work to be performed by Landlord or Tenant which is due to strikes, labor disputes, inability to obtain labor, materials, equipment or reasonable substitutes therefor, acts of God, governmental restrictions or regulations or controls, judicial orders, enemy or hostile government actions, civil commotion, or other causes beyond the reasonable control of the party obligated to perform hereunder, shall excuse performance of the work by that party for a period equal to the duration of that prevention, delay or stoppage. Nothing in this Section shall excuse or delay Tenant's obligation to pay Rent or other charges due under this Lease.

8.11 Independent Covenants. Each and every covenant, agreement or other provision of this Lease on Tenant's part to be performed shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease or on any other covenant or agreement of Landlord set forth herein.

8.12 Successors and Assigns. This Lease shall be binding upon and inure to the benefit of Landlord, is successors and assigns (subject to Section 8.4 herein), and shall be binding upon and inure to the benefit of Tenant, its successors, and to the extent a Transfer may be approved by Landlord, Tenant's successors and assigns.


                                      24-

8.13 Further Assurances. Landlord and Tenant each agree to promptly sign all documents reasonably requested to give effect to the provisions of this Lease.

8.14 Incorporation of Prior Agreements. This Lease, including the exhibits and addenda attached to it, contains all agreements of Landlord and Tenant with respect to any matter referred to herein. No prior agreement or understanding pertaining to such matters shall be effective.

8.15 Applicable Law. This Lease shall be governed by, construed and enforced in accordance with the laws of the State of California.

8.16 Time of the Essence. Time is of the essence of each and every covenant of this Lease.

8.17 No Joint Venture. This Lease shall not be deemed or construed to create or establish any relationship of partnership or joint venture or similar relationship between Landlord and Tenant hereunder.

8.18 Authority. If Tenant is a corporation, trust, general or limited partnership, limited liability company or other business entity, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on Tenant's behalf and that this Lease is binding upon Tenant in accordance with its terms. If Tenant is a corporation, trust, partnership, limited liability company or other business entity, Tenant shall, within ten (10) business days after request by Landlord, deliver to Landlord evidence satisfactory to Landlord of such authority. Landlord shall within ten (10) business days after request by Tenant, deliver to Tenant evidence of Landlord's authority to execute and deliver this Lease.

8.19 Offer. Preparation of this Lease by Landlord or Landlord's agent and submission of same to Tenant shall not be deemed an offer to lease to Tenant. This Lease is not intended to be binding and shall not be effective until fully executed by both Landlord and Tenant.

8.20 Exhibits; Addenda. All the Exhibits and addenda which are referenced herein or are to attached to this Lease are incorporated in and made a part of this Lease.

8.21 Nondisclosure. Landlord and Tenant acknowledge that the terms and conditions of this Lease and any letters of intent or other correspondence related thereto are confidential and proprietary information, and shall not be disclosed by either party except to the extent that such disclosure is (i) required by lenders of either party; (ii) required by any governmental agency;
(iii) necessary in order for any employee, agent or contractor of either party to perform its obligations; or (iv) consented to in writing by the nondisclosing party.

8.22 Arbitration. Landlord and Tenant shall submit all disputes, claims or demands related to the repair of the Premises, including any dispute as to whether the repair or replacement of any portion of the improvements is reasonably required, not resolved between the parties within thirty (30) days after either party gives written notice to the other party of the existence of such dispute, to a two-step dispute resolution process. The two-step process shall (i) begin with nonbinding mediation under a mediator mutually agreed upon, or (ii) if no such mediator can be mutually agreed upon, binding arbitration under the Commercial Rules of the American Arbitration Association, initiated by written demand of one party served on the other. If the mediator determines that the controversy cannot be resolved by mediation, then the dispute shall be submitted to binding arbitration. Any party seeking to commence an arbitration hereunder shall send a written notice to the other party of the demand for arbitration. Such demand may be made at any time after a dispute described in the first sentence above has arisen up to the time that answers to a complaint have been filed by all necessary parties.

     The parties shall attempt in good faith to select a single neutral arbitrator for the resolution of the dispute between them within ten (10) business days after the receipt of the notice demanding arbitration. In the event that such a single arbitrator is not so selected within such five (5) day period, either party may petition the American Arbitration Association ("AAA") to commence an arbitration proceeding before a retired judge or an attorney with at least fifteen (15) years experience. Judgment upon the arbitrator's award may be entered as if after trial in accordance with California law and enforced in any


                                      25-
court having jurisdiction over the matter. The parties hereto each waive any and all objections to personal jurisdiction in such case which they may otherwise have, provided that service or process is made in the same manner that a notice is given herein. Any arbitration conducted pursuant to this Agreement shall be subject to the following provisions:

     The parties shall attempt in good faith to select a single neutral arbitrator for the resolution of the dispute between them within ten (10) business days after the receipt of the notice demanding arbitration. In the event that such a single arbitrator is not so selected within such five (5) day period, either party may petition the American Arbitration Association ("AAA") to commence an arbitration proceeding before a retired judge or an attorney with at least fifteen (15) years experience. Judgment upon the arbitrator's award may be entered as if after trial in accordance with California law and enforced in any court having jurisdiction over the matter. The parties hereto each waive any and all objections to personal jurisdiction in such case which they may otherwise have, provided that service or process is made in the same manner that a notice is given herein. Any arbitration conducted pursuant to this Agreement shall be subject to the following provisions:

          (a) Except as hereinbelow set forth, the arbitration shall be conducted under the rules and in accordance with the procedures customarily utilized by AAA in commercial arbitration proceedings.

          (b) The hearing shall be conducted by the arbitrator as expeditiously as possible and in all events within ninety (90) days after the arbitrator has been selected or assigned, unless extended by mutual agreement of the parties. Unless the right to more extensive discovery is granted for good cause by the arbitrator, each party shall only have the right to two document production requests, shall serve but one set of interrogatories containing no more than forty (40) questions, including subparts, and shall be entitled to depose only those witnesses which the arbitrator expressly permits, it being the parties intention to minimize discovery procedures and to hold the arbitration hearing on an economical and expedited basis. The arbitrator shall establish the discovery schedule promptly, which schedule shall be strictly adhered to.

          (c) The arbitrator shall have authority equivalent to that of a California Superior Court judge having jurisdiction of the subject matter, including the right to grant equitable relief, to the same extent as such relief would be available in an action pending in a court having appropriate jurisdiction, and the right to award the prevailing party such party's reasonable attorneys fees and costs.

8.23 Waiver of California Code Sections. Notwithstanding any other provision of this Lease and in addition to any waivers which may be contained in this Lease, Tenant waives the provisions of Civil Code Section 1932(2) and 1933(4) with respect to the destruction of the Premises; Civil Code Sections 1932(1), 1941 and 1942 with respect to Landlord's repair duties and Tenant's right of repair; and Code of Civil Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises for public or quasi-public use by statute, by right of eminent domain, or by purchase in lieu of eminent domain; and any right of redemption or reinstatement of Tenant under any present or future case law or statutory provision (including Code of Civil Procedure Section 473, 1174(c) and 1179 and Civil Code Section 3275) in the event Tenant is dispossessed from the premises for any reason. This waiver applies to future statutes enacted in addition or in substitution to the statutes specified herein, and this waiver shall apply even though Tenant may be the subject of a voluntary or involuntary petition in bankruptcy.

8.24 Waiver of Right to Jury Trial. Landlord and Tenant waive their respective rights to trial by jury of any contract or tort claim, counterclaim, cross-complaint, or cause of action in any action, proceeding, or hearing brought by either party against the other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the Premises, including any claim of injury or damage or the enforcement of any remedy under any current or future law, statute, regulation, code, or ordinance.

                                      26-

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first written above.





LANDLORD:                               TENANT:
GIFFRA RANCH                            MOLECULAR DYNAMICS,
                                        a Delaware corporation



/s/ M. Richard Giffra                   /s/ illegible
------------------------                ------------------------
M. Richard Giffra                       By:
                                            Its: Vice President, Operations


/s/ Arthur Giffra
------------------------
Arthur Giffra


/s/ Rena Giffra
------------------------
Rena Giffra


/s/ Thelma Cuneo Meltzer
------------------------
Thelma Cuneo Meltzer





                                       27-

                                   EXHIBIT A


                              MAP OF THE PREMISES

                                   EXHIBIT B

                             RULES AND REGULATIONS

     1. Plumbing fixtures shall be used only for their designated purpose, and no foreign substances of any kind shall be deposited therein. Damage to any plumbing equipment, including outside lines, resulting from misuse by Tenant or any employee or invitee of Tenant shall be repaired at the expense of Tenant.

     2.   Tenant shall not mar or deface the Premises in any way.

     3. All contractors and technicians rendering any installation service to Tenant shall be subject to Landlord's reasonable approval prior to performing services. This applies to all work performed in the Premises, including, but not limited to, installation of telephones, telegraph equipment, wiring of any kind, and electrical devices, as well as all installations affecting floors, walls, woodwork, windows, ceilings and any other physical portion of the Premises.

     4. Landlord shall have the right to limit the weight and size of, and to designate the location of, all safes and other heavy property brought into the Premises.

     5. Tenant shall not install or operate on the Premises any electric heater, stove or similar equipment without Landlord's prior written consent. Tenant shall not use or keep on the Premises any kerosene, gasoline, or inflammable or combustible fluid or material other than limited quantities reasonably necessary for the operation and maintenance of office equipment utilized at the Premises. No explosives shall be brought onto the Premises at any time.

     6. Tenant shall be solely responsible for security of the Premises, and Landlord shall not be liable to Tenant for losses due to theft or burglary, or for damage by unauthorized persons in, on or about the Premises, and Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry closed.

     7. Tenant will provide Landlord with keys for any new or additional locks placed on the Premises simultaneously with the installation of such locks. Upon termination of this Lease, Tenant shall surrender to Landlord all keys to the Premises, and give to Landlord the combination of all locks for safes and vault doors, if any, in the Premises.

     8. Tenant shall not bring into (or permit to be brought into) the Buildings any type of motor vehicle.

     9. Landlord reserves the right to rescind any of these rules and regulations and to make future reasonable rules and regulations required for the safety, protection and maintenance of the Premises, the operation and preservation of the good order thereof. Such rules and regulations, when made and written notice thereof given to Tenant, shall be binding as if originally included herein.

                               GUARANTY OF LEASE

1. In order to induce M. RICHARD GIFFRA, ARTHUR A. GIFFRA, RENA GIFFRA and THELMA ANN CUNEO MELTZER as tenants in common, doing business as GIFFRA RANCH ("Landlord"), to enter into a Triple Net Building Lease (the "Lease") with MOLECULAR DYNAMICS, a Delaware corporation ("Tenant"), Landlord being unwilling to enter such Lease without this further assurance of payment, and in consideration of Landlord's execution of the Lease, the undersigned ("Guarantor") hereby unconditionally and irrevocably guarantees and promises to pay, when due, whether at maturity, by acceleration, or otherwise, the indebtedness represented by the Lease (or as the same may be renewed, modified, or extended from time to time) whether for principal, interest or otherwise, and to perform all of the covenants on the part of Tenant to be performed under the Lease, and to pay any and all expenses which may be incurred by Landlord in collecting said indebtedness or enforcing said performance.

2. The obligations of Guarantor hereunder are independent of the obligations of Tenant. Guarantor expressly and specifically agrees that a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against Tenant and whether or not Tenant is joined in any action against Guarantor. If this Guaranty is signed by more than one Guarantor, each Guarantor shall be jointly and severally liable for the obligations set forth hereunder. A release of any one or more Guarantors or any limitation of this Guaranty in favor of or for the benefit of one or more Guarantors shall not in any way be deemed a release of or a limitation in favor of or for the benefit of any other Guarantor.

3. Guarantor authorizes Landlord, without notice or demand to Guarantor and without affecting its liability hereunder, (but subject to the terms of the Lease and/or with Tenant's consent) to: (i) change or extend the time, or manner, of payment of rent under the Lease; (ii) change any of the terms, covenants, conditions or provisions of the Lease; (iii) transfer or assign the Lease; and/or (iv) take and hold security for the payment or performance of the Lease, and exchange, enforce, waive and release any such security.

4. Guarantor hereby waives: (a) presentment, demand, protest, notice of protest, notice of dishonor and notice of non-payment and notice of acceptance of this Guaranty; (b) the right, if any, to the benefit of, or to direct the application of any security held by Landlord, until all the indebtedness, payment of which is hereby guaranteed, has been paid in full, any right to enforce any remedy which Guarantor now has or hereafter may have against Tenant, and any right to participate in any security now or hereafter held by Landlord;
(c) the right to require Landlord to proceed against Tenant or to proceed against any security now or hereafter held by Landlord or to pursue any other remedy in Landlord's power; (d) any right of subrogation which Guarantor may have under California law to seek reimbursement from Tenant of any sums paid by Guarantor to Landlord pursuant to this Guaranty until Tenant has cured any monetary default to Landlord; (e) any right of Guarantor to claim as a defense, in an action brought by Landlord under the Guaranty, that Landlord's conduct has destroyed Guarantor's subrogation rights against Tenant; (f) any defense arising out of the absence, impairment or loss of any right or remedy of Guarantor against Tenant or against any security resulting from the exercise or election of any remedies by Landlord, and any defense arising by reason of any disability or other defense of Tenant or by reason of the cessation, from any cause, of the liability of Tenant; (g) the benefit of or right to assert any statute of limitations affecting their liability hereunder or the enforcement thereof to the extent permitted by law (any part payment by Tenant or other circumstances which operate to toll any statute of limitations as to Tenant shall also operate to toll the statute of limitations as to Guarantor); and (h) any rights which Guarantor may have under California Civil Code Sections 2810, 2819, 2845, 2849, 2850, 2899 and 3433.

5. Any indebtedness of Tenant now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Tenant to Landlord; and any indebtedness of Tenant to Guarantor, if Landlord so requests, shall be collected, enforced and received by Guarantor as trustee for Landlord on account of the indebtedness of Tenant to Landlord without affecting the liability of Guarantor under this Guaranty.

6. It is not necessary for Landlord to inquire into the powers of Tenant or of the officers, directors, partners or agents acting on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7. Guarantor agrees to pay Landlord's reasonable attorneys' fees and costs and expenses incurred in the enforcement of this Guaranty.

8. This Guaranty is irrevocable and shall bind the successors and assigns of Guarantor and inure to the benefit of the successors and assigns of Landlord. This Guaranty shall follow the Lease and, in the event that the Lease is sold, transferred, assigned or conveyed by Landlord, this Guaranty may be likewise sold, transferred, assigned or conveyed by Landlord to the holder of the Lease, and, in such event, the holder of this Guaranty may enforce this Guaranty just as if said holder had been originally named as Landlord hereunder.

9. This Guaranty shall be interpreted and enforced under the laws of the State of California.


                                        Amersham Pharmacia Biotech,
                                        a Delaware corporation



Dated:  December 6, 1999                /s/ Phil Douglas
                                        --------------------------------
                                        By:  Phil Douglas
                                        Its: President